File No. 333-88493

File No. 811-09020

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

Pre Effective Amendment No.

Post Effective Amendment No. 7

and/or

REGISTRATION STATEMENT

Under

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 3

C.M. Life Variable Life Separate Account I

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

140 Garden Street, Hartford, CT 06154

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President

C.M. Life Insurance Company

140 Garden Street

Hartford, CT 06154

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ On May 1, 2003 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a) of Rule 485.

☐ On                   pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE

REQUIRED BY FORM N-6

N-6 Item	Caption in Prospectus
1	Cover Page; Back Cover
2	Summary of Benefits and Risks
3	Fee Tables
4	The Separate Account; The Company; Underlying Funds
5	Charges and Deductions
6	Description of Owner, Insured, and Beneficiary; Policy Transactions; Death Benefit; Premiums; Other Information; Other Benefits Available Under the Policy
7	Purchasing a Policy; Premiums; Policy Value
8	Death Benefit; Policy Value
9	Surrenders; Withdrawals; Your Right to a “Free Look”
10	Loans
11	Policy Termination and Reinstatement
12	Federal Income Tax Considerations
13	Legal Proceedings
14	Financial Statements
Caption in Statement of Additional Information
15	Cover Page; Table of Contents
16	The Company; The Separate Account
17	Services
18	Not Applicable
19	Additional Information About the Operation of the Contracts and the Registrant
20	Underwriters
21	Additional Information About Charges
22	Not Applicable
23	Not Applicable
24	Financial Statements
25	Performance Data
26	Not Applicable

Survivorship Variable Universal Life II (SVUL II)

Issued by C.M. Life Insurance Company

C.M. Life Variable Life Separate Account I

This prospectus describes a survivorship, flexible premium, adjustable, variable life insurance policy (the policy) offered by C.M. Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on two insureds.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, C.M. Life Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Life Customer Service Center Hub

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2003

Survivorship Variable Universal Life II

C.M. Life Variable Life Separate Account I

American Century® Variable Portfolios, Inc.

American Century® VP Income & Growth Fund

American Century® VP Value Fund

American Funds Insurance Series®

American Funds® Asset Allocation Fund  (Class 2)

American Funds® Growth-Income Fund  (Class 2)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio  (Initial Class)

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund

INVESCO Variable Investment Funds, Inc.

INVESCO VIF—Financial Services Fund

INVESCO VIF—Health Sciences Fund

INVESCO VIF—Technology Fund

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)

Janus Aspen Capital Appreciation Portfolio (Institutional)

Janus Aspen Worldwide Growth Portfolio (Institutional)

MFS® Variable Insurance TrustSM

MFS® Investors Trust Series

MFS® New Discovery Series

MML Series Investment Fund

MML Blend Fund

MML Emerging Growth Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Equity Index Fund (Class II)

MML Growth Equity Fund

MML Inflation-Protected Bond Fund

MML Large Cap Value Fund

MML Managed Bond Fund

MML Money Market Fund

MML OTC 100 Fund

MML Small Cap Equity Fund

MML Small Cap Growth Equity Fund

MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Fund/VA1

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

Scudder Investment VIT Funds2

Scudder VIT Small Cap Index Fund

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

1 Prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA.

2 Prior to May 1, 2003, known as Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”).

The following funds are offered through the C.M. Life Variable Life Separate Account I. You may invest in any of the listed funds as well as the guaranteed principal account.

C.M. Life Variable Life Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words, or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	25
Administrative Office	1
attained age	6
contestable period	34
face amount	13
general investment account	18
good order	15
grace period	26
guarantee period	26
guarantee premium	26
initial face amount	13
issue date	15
monthly charge date	37
net investment experience	25
net premium	15
net surrender value	30
planned premium	14
policy date	15
policy debt	31
policy debt limit	32
premium expense factor	7
register date	16
safety test	26
termination	6
valuation date	16
7-pay test	43

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the second insured dies.

COVERAGE ON THE LIFE OF TWO INSUREDS	The policy provides lifetime insurance protection on the lives of the two insureds named in the policy. We will pay a death benefit at the death of the second insured to die.

CHOICE OF DEATH BENEFIT OPTIONS

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1. Level Option: The current face amount.

2. Return of Account Value Option: The current face amount plus the account value of the policy.

3. Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund.

VARIABLE INVESTMENT CHOICES	The policy offers a choice of 42 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.

GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.

FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

•   choose the timing, amount and frequency of premium payments;

•   change the death benefit option;

•   increase or decrease the policy’s face amount;

•   change the beneficiary;

•   change your investment selections

TRANSFERS

Within limitations, you may transfer funds among the investment divisions and the guaranteed principal account. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.

SURRENDERS AND WITHDRAWALS

You may surrender your policy and we will pay you its net surrender value. You may also withdraw a part of the net surrender value. A withdrawal reduces the values and may reduce the face amount of the policy and does not have to be paid back.

LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences.

SAFETY TEST

During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments and there are no outstanding loans on the policy.

ASSIGNABILITY	You may assign the policy as collateral for a loan or other obligation.

TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary Of Benefits And Risks

Risks of the Policy

INVESTMENT PERFORMANCE

The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in your variable investment divisions.

SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time.

EARLY SURRENDER

If you surrender your policy you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.

TERMINATION

Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or it exceeds its debt limit. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals are not available in the 1st policy year.

• Withdrawals are only available through attained age 99 of the younger insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)

• We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

• The minimum withdrawal is $100, including the $25 withdrawal fee.

• The maximum withdrawal is 75% of the net surrender value.

LIMITATIONS ON TRANSFERS

• Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

• We reserve the right to restrict transfers initiated by a market-timing organization, or individual, or other party authorized to give transfer instructions on behalf of the policy owner.

IMPACT OF LOANS

Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s net surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.

ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½, may be subject to a 10% penalty tax. Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS

The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Summary Of Benefits And Risks

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge	When you pay premium.	8.5% of each premium payment up to and including premium expense factor; 5% of any premium payment in excess of the premium expense factor.	10% of each premium payment up to and including premium expense factor; 7.5% of any premium payment in excess of the premium expense factor.

Surrender Charges[1]	When you surrender the policy for its net surrender value.	Coverage Years 1-5: Rates per $1,000 of face amount $1.65 – $41.64	Coverage Years 1-5: Rates per $1,000 of face amount $1.65 – $41.64
Charge may also apply at the time of an elected decrease in face amount.

Surrender charge for a 65 year old male, and a 65 year old female, both non-tobacco users, both in the standard risk class, with death benefit option 1.[1,2,3]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year[3] Rates per $1,000 of face amount $22.54	First Coverage Year[3] Rates per $1,000 of face amount $22.54

Withdrawal Fee	When you withdraw a portion of your account value from the policy.	$25 per withdrawal	$25 per withdrawal

1	Coverage Years 6-14: The prior year surrender charge reduced by 10% of the first-year surrender charge.
2	The rates vary by the insured’s gender, issue age, and risk classification, and by the year of coverage. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the insurance charge rates or surrender charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Life Service Center at 1-800-272-2216.
3	Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and in any year will equal the first year’s surrender charge multiplied by the applicable policy year factor listed in the following table. The factors for issue ages above 80, or for attained ages above 80 on additional segments, will be lower than those shown below.

The premium expense factor referenced in the table is used to determine premium expense charges and surrender charges. Additional information on how those charges are calculated can be found in the Charges and Deductions section of this prospectus. For the initial face amount, the premium expense factor is based on the issue ages, genders, and risk classifications of the insureds. For each increase in the face amount, the premium expense factor is based on the ages, genders, and risk classifications of the insureds on the effective date of the increase. The premium expense factor is shown in the policy; it will be quoted upon request before the policy is issued.

Fee Tables

Examples of premium expense factors are shown in the following table. An example of how the factor is used to determine your premium expense charge is located in the Charges and Deductions, Transaction Charges section, under Deductions from Premiums.

Per $1,000 of Face Amount, Both Insured are Non-Tobacco Risk Class
Ages	Male/Female

25 / 25	2.48

35 / 35	4.31

55 / 55	12.45

85 / 85	58.83

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Insurance charge[1,5]	Monthly, on the policy’s monthly charge date.	Minimum/Maximum[2] Rates per $1000 of Insurance Risk: $0.0 — $23.75		Minimum/Maximum[2] Rates per $1000 of Insurance Risk: $0.0 — $83.33

Insurance charge for a 65 year old male, and a 65 year old female, both non-tobacco users, both in the standard risk class, with death benefit option 1.[1,2,3]	Monthly, on the policy’s monthly charge date.	Rate per $1000 of Insurance Risk: $0.01[3]		Rate per $1000 of Insurance Risk: $0.02[3]

Administrative Charge[5]	Monthly, on the policy’s monthly charge date.	Policy Yrs 1-10 11+	Rate $12 per policy $8 per policy	All Policy Years $12 per policy

Mortality & Expense Risk Charge	Daily	Annual Rates: 0.25% of the policy’s average daily net assets in the Separate Account.		Annual Rates: 0.60% of the policy’s average daily net assets in the Separate Account

Face Amount Charge[4,5]	Monthly, on the policy’s monthly charge date.	Rates per $1000 of the face amount.		Rates per $1000 of the face amount.
		Coverage Years 1-10 11+	Min/Max Rates $0.03 — $0.15 $0	Coverage Years 1-10 11+	Min/Max Rates $0.06 — $0.18 $0

Face amount charge for a 65 year old male, and a 65 year old female, both non-tobacco users, both in the standard risk class, with death benefit option 1.[1,3]	Monthly, on the policy’s monthly charge date.	Rate per $1000 of Insurance Risk: $0.12[3]		Rate per $1000 of Insurance Risk: $0.15[3]

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted

Rider Charges:		Minimum/Maximum		Minimum/Maximum
• Estate Protection	Monthly, on the policy’s monthly charge date	Rates per $1000 of Insurance Risk • $0.00 — $13.70		Rates per $1000 of Insurance Risk • $0.01 — $23.03

Rider charge for a 65 year old male, and a 65 year old female, both non-tobacco users, both in the standard risk class, with death benefit option 1.[1,2,3]	Monthly, on the policy’s monthly charge date	Rates per $1000 of Insurance Risk • $0.83[3]		Rates per $1000 of Insurance Risk • $1.99[3]

• Survivorship Term	Monthly, on the policy’s monthly charge date	Rate per $1000 of Insurance Risk: $0.00 — $23.52[4] Rates per $1000 of the face amount.		Rate per $1000 of Insurance Risk: $0.00 — $83.33[4] Rates per $1000 of the face amount.
		Coverage Years 1-10 11+	Min/Max Rates $0.01 — $0.04 $0	Coverage Years 1-10 11+	Min/Max Rates $0.04 — $0.07 $0

Rider charge for a 65 year old male, and a 65 year old female, both non-tobacco users, both in the standard risk class, with death benefit option 1.[1,2,3]	Monthly, on the policy’s monthly charge date	Rate per $1000 of Insurance Risk: • $0.01[3] Rates per $1000 of the face amount.		Rate per $1000 of Insurance Risk: • $0.02[3] Rates per $1000 of the face amount.
		Coverage Years 1-10 11+	Rate $0.04 $0	Coverage Years 1-10 11+	Rate $0.07 $0

Loan Interest Rate Expense Charge	Accrues daily on outstanding loan balances.	Policy Years 1-10 11+	Rates 0.50% 0.25%	All Policy Years: 0.80% (Deducted from the policy loan rate when crediting interest to the policy’s loan value.)
(Deducted from the policy loan rate when crediting interest to the policy’s loan value.)

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account (unless the Directed Monthly Deduction Program is in effect). The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insureds’ genders, issue ages, and risk classifications, and by the year of coverage. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the insurance charge rates or surrender charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Life Service Center at 1-800-272-2216.
2	The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.
3	The rates shown for the “representative insureds” are 1st year rates only.
4	The rates will vary by issue ages of the insureds and by years of coverage.
5	Monthly charges beyond the younger insured’s attained age 99 are zero.

Fee Tables

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2002. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	1.76%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
American Century® VP Income & Growth Fund	0.70%	0.00%	—	0.70%
American Century® VP Value Fund[1]	0.95%	0.00%	—	0.95%
American Funds® Asset Allocation Fund (Class 2)	0.45%	0.00%	0.25%	0.70%
American Funds® Growth-Income Fund (Class 2)	0.35%	0.00%	0.25%	0.60%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.58%	0.10%	—	0.68%[2]
Franklin Small Cap Value Securities Fund (Class 2)	0.59%	0.20%	0.25%[3]	1.04%[4]
Goldman Sachs VIT Capital Growth Fund	0.75%	0.85%	—	1.60%[5]
INVESCO VIF–Financial Services Fund	0.75%	0.34%	—	1.09%
INVESCO VIF–Health Sciences Fund	0.75%	0.32%	—	1.07%
INVESCO VIF–Technology Fund	0.75%	0.36%	—	1.11%
Janus Aspen Balanced Portfolio (Service)	0.65%	0.02%	0.25%	0.92%
Janus Aspen Capital Appreciation Portfolio (Institutional)	0.65%	0.02%	—	0.67%
Janus Aspen Worldwide Growth Portfolio (Institutional)	0.65%	0.05%	—	0.70%
MFS® Investors Trust Series	0.75%	0.13%	—	0.88%
MFS® New Discovery Series	0.90%	0.15%	—	1.05%[6]
MML Blend Fund	0.39%	0.03%	—	0.42%[7]
MML Emerging Growth Fund	1.05%	0.71%	—	1.76%[7]
MML Enhanced Index Core Equity Fund	0.55%	0.40%	—	0.95%[7]
MML Equity Fund	0.38%	0.04%	—	0.42%[7]
MML Equity Index Fund (Class II)	0.10%	0.23%	—	0.33%[8]
MML Growth Equity Fund	0.80%	0.28%	—	1.08%[7]
MML Inflation-Protected Bond Fund	0.60%	0.11%	—	0.71%[7]
MML Large Cap Value Fund	0.80%	0.12%	—	0.92%[7]
MML Managed Bond Fund	0.46%	0.01%	—	0.47%[7]
MML Money Market Fund	0.48%	0.04%	—	0.52%[7]

Fee Tables

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
MML OTC 100 Fund	0.45%	0.63%	—	1.08%[7]
MML Small Cap Equity Fund	0.65%	0.12%	—	0.77%[7]
MML Small Cap Growth Equity Fund	1.07%	0.17%	—	1.24%[7]
MML Small Company Opportunities Fund	1.05%	0.24%	—	1.29%[7]
Oppenheimer Aggressive Growth Fund/VA	0.67%	0.01%	—	0.68%
Oppenheimer Bond Fund/VA	0.71%	0.02%	—	0.73%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.01%	—	0.66%
Oppenheimer Global Securities Fund/VA	0.65%	0.02%	—	0.67%
Oppenheimer High Income Fund/VA	0.74%	0.03%	—	0.77%
Oppenheimer International Growth Fund/VA	1.00%	0.12%	—	1.12%
Oppenheimer Main Street® Fund/VA9	0.68%	0.01%	—	0.69%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—	0.79%[10]
Scudder VIT Small Cap Index Fund	0.35%	0.26%	—	0.61%[11]
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—	0.85%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%
Templeton Foreign Securities Fund (Class 2)	0.70%	0.20%	0.25%[3]	1.15%[4]

1	This fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as the fund’s assets increase.
2	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. If these reductions were reflected Total Net Operating Expenses would be as follows: Fidelity® VIP Contrafund® Portfolio (Initial Class) 0.64%. These offsets may be discontinued at any time.
3	The fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the fund’s prospectus.
4	The Manager had agreed in advance to reduce its fee to reflect reduced services resulting from the fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission. If this reduction were reflected, total net fund operating expenses would be: 1.01% for the Franklin Small Cap Value Securities Fund and 1.13% for the Templeton Foreign Securities Fund.
5	Goldman Sachs Asset Management, the Investment Adviser to the fund, have voluntarily agreed to reduce or limit certain “Other Expenses” of such funds (excluding management fees, transfer agent fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed certain percentages noted below, as calculated per annum, of such funds’ average daily net assets, respectively. The expenses shown in the table do not include these expense reductions and limitations. If included, the “Other Expenses” and “Total Operating Expenses” for the Goldman Sachs VIT Capital Growth Fund would be 0.29% and 1.04%, respectively of the fund’s average daily net assets and are based on actual expenses for the fiscal year ended December 31, 2002. The expense reductions or limitations may be discontinued or modified by the Investment Advisers at their discretion at any time.
6	The MFS® New Discovery Series have an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS® New Discovery Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The “Other Expenses” for the MFS® New Discovery Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Net Operating Expenses would be equal to 1.04% for the MFS® New Discovery Series.
7	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2004. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.91%, 0.56%, 0.76%, 1.18%, and 1.16%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund and MML Money Market Fund in 2002. For the MML Inflation-Protected Bond Fund, expenses are based on estimated amounts for the first full fiscal year of the fund. Other expenses for this fund are not expected to exceed 0.11%, so no reimbursement is expected in 2003.
8	MassMutual has agreed, through April 30, 2004, to bear the expenses, (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that Total Operating Expenses, as a percentage of average daily net assets, exceed 0.26%. With this reimbursement, Other Expenses is 0.16%, and the Total Net Operating Expenses would be 0.26%.
9	Prior to May 1, 2003 this fund was called Oppenheimer Main Street® Growth and Income Fund.
10	OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.
11	The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit Total Fund Operating Expenses to 0.45% of the average daily net assets of the fund until April 30, 2005

(See the fund prospectuses for more information.)

Fee Tables

The Company

C.M. Life Insurance Company (“C.M. Life”) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

In this prospectus we will also refer to the Company as “C.M. Life”, “we”, “us”, or “our”.

The Company’s home office is located in Hartford, CT.

The Survivorship Variable Universal Life II Policy

General Overview

The policy is a contract between you (the owner) and C.M. Life. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the second insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the younger insured’s attained age 85, or the older insured’s attained age is 90. This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary depending on the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

While the policy is in force, it provides lifetime insurance protection on the two insureds named in the policy. When the second insured dies, if the policy is still in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

The Company/The Survivorship Variable Universal Life II Policy

Owner, Insured, Beneficiary

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

A survivorship policy has two insureds. The insureds are the persons on whose lives the policy is issued. You name the insureds in the application for the policy. We will not issue a policy if:

•	Either insured is younger than 18,
•	The older insured is age 91 or older, or
•	The younger insured is age 86 or older.

Before issuing a policy, we will require evidence that the insureds are, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the second insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named or an assignment is in effect, the owner must have the beneficiary’s or assignee’s consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the second insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing A Policy and Your Right to Cancel

Purchasing A Policy

To purchase a policy you must send us a completed application. The minimum initial face amount of a policy is currently $100,000. The owner selects, within our limits, the policy’s face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial face amount is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insureds’ risk classifications. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Your Right To A “Free Look”

You have the right to examine your policy. If you change your mind about owning it, generally, you may cancel it within 10 days of receiving it. If you cancel the policy we will issue you a refund. The free look period and the amount refunded may vary depending on your state’s requirements.

Most states require us to refund the policy’s account value less any withdrawals and any policy debt. In these states, if your premium is received in good order, it is allocated to your investment choices on the day after the policy’s issue date.

Certain other states require us to refund the premium paid less withdrawals and debt, and a few states require us to refund your full premium. In those states your premium payment is held in the Money Market division of the separate account during the free look period.

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices.

Owner, Insured, Beneficiary/Purchasing A Policy and Your Right to Cancel

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	face amount,
•	the insureds’ genders,
•	the insureds’ issue ages,
•	the insureds’ risk classifications,
•	policy charges, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

All premium payments should be sent to us either at our Administrative Office or at the address shown on the premium notice.

First Premium

Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the minimum initial premium. The minimum initial premium depends on:

•	your chosen premium frequency,
•	the policy’s initial face amount and death benefit option,
•	the issue ages, genders, and risk classifications of the insureds, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you select (within the policy limitations) the planned premium and the payment frequency (annual, semiannual, quarterly, or monthly check service).

The amount of the planned premium and the premium frequency you select are shown on your policy’s specifications page(s). We will send you premium notices based on your selections.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You can discontinue this service by contacting our Administrative Office.

Premium Flexibility

After you have paid the first premium, within limits you may pay any amount at any time while at least one of the insureds is living. There are no required premium payments; however, you may elect to set-up a “Planned Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

The minimum premium payment we will accept is $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If so, we will follow these procedures:

•	For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve previously told us in writing that you want your policy to become a MEC. We will refund any remaining premium that we cannot apply and return it to you.
•	If we receive this subsequent premium payment within 21 days prior to your policy anniversary date and we have billed you for a planned premium due on or about the policy anniversary date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.
•

If we receive the subsequent premium payment within 10 days prior to your policy anniversary date and we’ve billed you for a planned premium due on or about the policy anniversary date, such premium payment will not be in good order and we’ll hold this payment. We will credit it to your policy on the policy anniversary date. If the policy

Premiums

anniversary date is not a valuation date, then the payment will be credited on the next valuation date following your policy anniversary. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet their definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you choose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the target premium for the policy;

(b)	the amount of premium paid in the preceding policy year; or

(c)	the highest premium payment amount that would not increase the insurance risk.

If you choose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

(a)	the maximum premium for the Cash Value Accumulation Test; or

(b)	the Guideline Premium Test amount which will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

How and When Your Premium Is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the premium expense charge.

Good order means that all the necessary documents and forms are complete and in our possession.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicate how you want net premiums allocated among the divisions and the guaranteed principal account. You must set your net premium allocation in terms of whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The issue date is the date we actually issue the policy. The policy date normally is the same date as the issue date. However, you may request in

Premiums

your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges will be deducted as of the requested policy date. These deductions will cover a period of time during which the policy is not in effect. If you paid a premium with your application and requested a policy date earlier than the date we receive your payment, interest will accrue from the date we receive your premium payment.

The register date is the first date premiums will be allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also be a valuation date.

Allocation of Initial and Subsequent Net Premiums

We will allocate any net premiums received on or before the issue date of the policy to our general investment account. We will pay interest on these amounts at the then current guaranteed principal account rate. No interest or investment experience will be earned if we do not issue the policy or if we issue the policy and you do not accept it.

If we receive the net premium on or before the issue date, interest will begin to accrue as of the later of the policy date or the date we receive the net premium. In most cases, because the policy date is the same date as the issue date, interest will accrue for one day before being allocated to the divisions and the guaranteed principal account.

These amounts will be allocated among the divisions and the guaranteed principal account according to your net premium allocation instructions on the register date.

If the state in which you live requires us to refund the policy’s account value less any withdrawals and any policy debt, the register date is the valuation date that is on, or next follows, the later of:

a.	the day after the issue date of the policy, or
b.	the day we receive the first premium payment in good order.

If you live in a state that requires us to refund either your full premium or the premium you paid less withdrawals and less debt:

1.	The register date is the valuation date that is on, or next follows, the later of:

•	The day after the end of the right to return period; or
•	The day we receive the first premium in good order.
2.	We will allocate any net premiums received after the issue date but before the register date to the Money Market division; and
3.	We will allocate any values in the policy held as of the issue date to the Money Market division on the first valuation date after the issue date.

We will apply your subsequent premium payment, received on or after the register date, on the valuation date we receive it, in good order, at our Administrative Office or at the address shown on the premium notice. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive your subsequent premium payment, in good order on a non-valuation date or after the close of a valuation date, we will apply your payment on the next valuation date.

A valuation date is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.

Premiums

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a SVUL II policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Depending on the state of issue we may hold your initial net premium payments in the Money Market division until the Right to Return period is completed.

Your Premium
You make a premium payment
We deduct a Premium Expense Charge
Net Premium
We allocate the net premium to the investment options you choose.
The fund deducts advisory fees and other fund expenses from the portfolios
Loan Account
Accumulated value set aside to secure a policy loan
Guanteed Principal Account
We hold amounts you allocate to this option in the general investment account
Variable Investment Options
We hold amounts you allocate to these options ("divisions") in the Separate Account
Separate Account SVUL II Segment
The variable investment divisions invest in the fund's portfolios
We deduct mortality and expense risk charge daily
The loan interest rate expense charge reduces the interest credited on the Loan Account
We credit or debit investment earnings or losses
We make monthly deductions
We deduct
- insurance charge
- administrative charge
- face amount charge
- rider charges
Account Value
If you make a partial withdrawal
We deduct a $25 Withdrawal Fee
Death Benefit
We pay your selected Death Benefit less any outstanding policy debt
If you surrender your policy
We deduct any policy debt and any applicable surrender charges

Premiums

Investment Choices

The Separate Account

The Company’s general assets are held in its general investment account, however, the part of your premium that you invest in your variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the C.M. Life Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”.

We established the Separate Account on February 2, 1995, according to the laws of the State of Connecticut. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the SVUL II policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the SVUL II policies.

We have established a segment within the Separate Account to receive and invest premium payments for the SVUL II policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the SVUL II segment of the Separate Account.

Currently, the SVUL II segment of the Separate Account is divided into 42 divisions, subject to state availability. Each division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the SVUL II policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Investment Choices

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century® Variable Portfolios, Inc.

American Century® VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A

Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected returns.

American Century® VP Value Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A

Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

Fidelity® Variable Insurance Products (“VIP”) Fund

Fidelity® VIP Contrafund® Portfolio (Initial)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc

Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A

Seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The fund’s manager invests in small companies that it believes are undervalued.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Franklin Templeton Variable Insurance Products Trust (Continued)

Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A

Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments, primarily equity securities, of issuers located outside the U.S.; including those in emerging markets.

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management, L.P. (“GSAM”) Sub-Adviser: N/A

Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

INVESCO Variable Investment Funds, Inc.

INVESCO VIF-Financial Services Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. It normally invests primarily in the equity securities of companies involved in the financial-services sector.

INVESCO VIF-Health Sciences Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. It invests primarily in the equity securities of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF-Technology Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. The fund normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Capital Appreciation Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term growth of capital. The portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen Worldwide Growth Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MFS® Variable Insurance Trustsm

MFS® Investors Trust Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to out perform the total return performance of its benchmark index, the S&P 500 Index®[1], while maintaining risk characteristics similar to those of the benchmark.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®[1].

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in inflation-indexed securities issued by the U.S. government and other high quality issuers.

MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®[1].

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund (Continued)

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.

Seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®[2].

MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	The fund’s main objective is to seek a high level of current income. As a secondary objective, the fund seeks capital appreciation when consistent with its primary objective.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Variable Account Funds (Continued)

Oppenheimer Main Street® Fund/VA3	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies.

Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks a high level of current income principally derived from interest on debt securities. The fund mainly invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock of which is outside the United States.

Scudder Investment VIT Funds[4]

Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, Inc.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index[5], which emphasizes stocks of small U.S. companies.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital growth through investment in large and medium-sized blue chip growth companies.

T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks substantial dividend income and long-term capital growth through investment in common stocks of established companies.

T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400 Index or the Russell MidCap Growth Index.

1	The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index® is composed and calculated by NASDAQ without regard to the fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.
3	Prior to May 1, 2003, this fund was called the Oppenheimer Main Street® Growth and Income Fund/VA.
4	Prior to May 1, 2003 known as Deutsche Asset Management VIT Funds (Deutsche VIT Funds).
5	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.

Investment Choices

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the guaranteed principal account (“GPA”). You may also transfer value from the Separate Account to the GPA.

Amounts allocated to the GPA become part of our general investment account. You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the maximum loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

Investment Choices

Policy Value

How The Value of your Policy is Calculated

The value of your policy is called its account value. The account value has two components:

1.	the variable account value, and
2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account;
•	the net investment experience of the Separate Account; and
•	loans deducted from the Separate Account.

Net Investment Experience.    The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the value of the accumulation unit for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation at interest of:

•	net premiums allocated to the general investment account and the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA from the Separate Account; minus
•	amounts transferred or withdrawn from the GPA; minus
•	monthly charges and surrender charges deducted from the GPA; and plus
•	interest credited to the fixed account value.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3% if greater.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

Policy Value

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments necessarily guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	Its account value on a monthly charge date cannot cover the monthly charges due; and
•	The safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	The policy debt equals or exceeds the account value, less surrender charges and less any monthly charges due.

Safety Test

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. The safety test can be met only if there are no outstanding loans on the policy and only during the guarantee period(s) stated in the policy.

Each guarantee period has an associated monthly guarantee premium. The amount of the guarantee premium depends on:

•	the insureds’ issue ages,
•	the insureds’ genders,
•	the insureds’ risk classifications,
•	the current face amount, and
•	the death benefit option in effect at the time.

For each guarantee period, the safety test is met if:

a.	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

Equals or exceeds,

b.	The total of all monthly guarantee premiums due since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the policy has two guarantee periods:

•	The first guarantee period is the first 20 policy years or, if less, to attained age 90 of the younger insured. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.)
•	The second guarantee period is to attained age 100 of the younger insured.

Both guarantee periods begin on your policy date. Guarantee periods may vary by state.

Example:

Assume your policy is in the first guarantee period and the guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, and
•	31 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the second death occurs during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

Policy Value

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it;
•	five years have passed since it terminated;
•	the younger insured’s attained age exceeds 99, or
•	an insured has died since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that both insureds are still insurable; and
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.

The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy after You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. Surrender charges will apply as if the policy had not terminated. If the surrender charge was taken when the policy terminated, however, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Policy Value

Policy Transactions

While your policy is in force you may transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

We do not charge for transfers.

You can make transfers by sending us a written request on our Transfer of Values Request form. You may also make transfers by telephone or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions, therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make, however, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all the values in your investment divisions to the guaranteed principal account or to any transfers made in connection with any automated transfer program we offer.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the guaranteed principal account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the guaranteed principal account value (less any policy debt) each year for three consecutive policy years; and

•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years, then

You may transfer the remainder of the guaranteed principal account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year. In this situation, you must transfer the full amount (less any policy debt) out of the guaranteed principal account in one transaction.

Limits on Frequent Transfers

This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This, in turn, can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns reflect a market timing strategy, we reserve the right to take restrictive action.

Such action includes, but is not limited to:

•	not accepting transfer instructions from a policyowner; and
•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or if we implement a restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request, and any future transfer requests, by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option from which you attempted to make the transfer. We will do this as of the valuation date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund.

Policy Transactions

We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on your investment returns. It is an automated transfer program.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. (See the Transfers section for information on limits on transfers from the GPA.)

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If, on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will automatically terminate and your DCA transfers will not occur.

To elect DCA, complete our Dollar Cost Averaging Request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may specify a termination date for DCA, if you wish to do so. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification. We do not charge you to participate in the Dollar Cost Averaging Program.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that maintains specified ratios of account values among your selected portfolio rebalancing divisions.

Over time, varying investment performance among divisions may cause the ratios of your account value in those selected divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among these selected divisions so that their account value will again match the ratios you set.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing Request form and send it to us for processing. You can also elect Portfolio Rebalancing on our website, subject to certain restrictions. You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification. We do not charge you to participate in the Portfolio Rebalancing Program.

Example:

Assume that you want your initial net premium payment split between four divisions: the MML Managed Bond Fund, the MML Blend Fund, the MML Equity Fund, and the Oppenheimer Aggressive Growth Fund/VA.

You have also completed a Portfolio Rebalancing form indicating that you want the values in the MML Managed Bond Fund and the Oppenheimer Aggressive Growth Fund/VA rebalanced quarterly as follows:

•	60% in the MML Managed Bond Fund; and
•	40% in the Oppenheimer Aggressive Growth Fund/VA.

(continued on next page)

Policy Transactions

Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 80% of the value of the two funds in your Portfolio Rebalancing Program.

On the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund and use the money to buy more units in the Oppenheimer Aggressive Growth Fund/VA to bring the ratio of the two funds back to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee of $25. We do not charge a surrender charge for a withdrawal. You may not make a withdrawal after the younger insured’s attained age 99.

You can make a withdrawal by sending us a written request on our Partial Withdrawal Request form.

You must state in your request from which investment options you want the withdrawal made and the dollar amount you want withdrawn from each. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment option.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. It may also reduce your policy’s face amount.

If you have chosen death benefit option 1 or 3, we will reduce the face amount of your policy by the amount of the withdrawal unless we receive evidence, satisfactory to us, that the insured is still insurable.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the Death Benefit section.)

We may not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum initial face amount.

Withdrawals will be effective on the valuation date we receive your fully completed withdrawal form in good order at our Administrative Office. We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Surrenders

You may surrender your policy to us at any time while the policy is in force and an insured is alive.

We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.)

The policy terminates as of the effective date of the surrender and cannot be reinstated.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply, and minus
•	any policy debt.

Policy Transactions

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans and it may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so. We will deduct any outstanding debt from the proceeds payable at death or the surrender of the policy.

We currently allow loans in all policy years, however, we reserve the right to prohibit loans in the first policy year. The maximum loan amount that can be borrowed at any time is calculated as follows:

•	90% of:
a.	the policy’s current account value, minus
b.	any current applicable surrender charge,
•	less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

•	You may take a loan by completing a Loan Request form and sending it to our Administrative Office.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your Loan Request form and all other required documents in good order at our Administrative Office. On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the loan interest rate expense charge.

On each policy anniversary, the interest earned on any outstanding loan is applied to the GPA and to the divisions according to your then current premium allocation instructions.

Loan Interest Rate

At the time you apply for the policy, you may select either a fixed loan interest rate of 4% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; and
ii.	4%.

If the maximum rate is less than .5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least .5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately

Policy Transactions

from the divisions of the separate account and the GPA according to their then current value and added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the guaranteed principal account in proportion to the non-loaned account value in each.

Effect of a Loan on the Values of the Policy

A policy loan affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt.

As long as a loan is outstanding a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

Whenever you reach your policy debt limit, your policy may be at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your policy debt limit is reached when total policy debt equals or exceeds the account value less surrender charges.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order.

Any loan repayment you make within 30 days of the policy anniversary date will first pay policy loan interest due. We will allocate any other loan repayment to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account.

We will allocate additional loan repayments based on your premium allocation in effect at that time. You must clearly identify the payment as a loan repayment or we will consider it a premium payment.

We will deduct any outstanding policy debt from the proceeds payable at the second death or upon surrender of the policy.

Policy Transactions

Death Benefit

If both insureds die while the policy is in force, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of the second death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the second insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Cash Value Accumulation Test. Under this test the minimum death benefit is equal to a multiple of the account value. The multiple factor depends on the insureds’:

•	genders,
•	attained ages, and
•	tobacco classifications.

Guideline Premium Test. Under this test the minimum death benefit also is equal to a multiple of the account value, but the multiple factor varies only by the attained age of the younger insured.

The multiple factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early policy years, the Cash Value Accumulation Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review policy illustrations of both approaches with your financial representative to determine how the policy works under each test, and which is best for you.

Death Benefit Options

When you apply for the policy you must choose one of three death benefit options. These are:

•	Option 1 — The benefit is the greater of:

(a)	The face amount on the date of the second death; or
(b)	The minimum death benefit on the date of the second death.

•	Option 2 — The benefit is the greater of:

(a)	The face amount plus the account value on the date of the second death; or
(b)	The minimum death benefit on the date of the second death.

•	Option 3 — The benefit is the greater of:

(a)	The face amount plus the premiums paid (less any premiums refunded) under the policy to the date of the second death; or
(b)	The minimum death benefit on the date of the second death.

You should note that death benefit option 2 is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while both insureds are living. However no change will be permitted after the policy anniversary nearest:

•	the younger insured’s 85th birthday; or, if earlier,
•	the older insured’s 90th birthday.

Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send us a written request to change your death benefit option. We do not require evidence of insurability.

Death Benefit

The change in death benefit option will be effective on the monthly charge date that is on or precedes the date we approve the change.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change, and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum initial face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Face Amount. To increase the policy face amount, you must provide us with a written application and evidence the insured(s) are still insurable.

An increase in face amount may not be:

•	less than $50,000, or
•	made after the younger insured reaches attained age 85, or if earlier, after the older insured reached attained age 90.

If the account value is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.

Additional face amount charges and surrender charges will apply for each face amount increase selected.

Decreases in Face Amount. You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request to our Administrative Office. If you decrease the policy face amount, we cancel all or part of your face amount segments, and a surrender charge may apply.

A decrease will reduce the face amount in the following order:

(a)	the face amount of the most recent increase, then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum initial face amount ($100,000).

Face amount increases and decreases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase or the request for the decrease respectively.

When We Pay Death Benefit Proceeds

If the policy has not terminated and it is determined that the claim is valid, we normally pay the death benefit within seven days after we receive all required documents, in good order, at our Administrative Office.

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”.

We may also investigate death claims beyond a two-year contestable period. We generally determine whether the claim is valid within five days after we receive the information from a completed investigation.

Death Benefit

We can delay payment of the death benefit payments during periods when:

i.	It is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	Trading is restricted by the SEC;
iii.	The SEC declares an emergency exists; or
iv.	The SEC, by order, permits us to delay payment in order to protect our owners,

And if,

•	The period begins on or before the date of the second death; and
•	The amount of the death benefit is based on the variable account value of the policy as of the date of the second death.

We will pay interest on the death benefit from the date of the second death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Installments for a specified period;
•	Installments for a specified amount;
•	As a life income;
•	As a life income with payments guaranteed for the amount applied;
•	As a joint lifetime income with reduced payments to the survivor;
•	Interest on the benefit amount.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If either insured dies by suicide, while sane or insane, the policy will terminate and a refund will be made.

•	If the death occurs within two years after the issue date, the refund will be limited to the sum of all premiums paid less any withdrawals and any policy debt.
•	If the death occurs within two years after reinstatement of the policy, the refund will be limited to the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any policy debt at the time of death.
•	If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), the refund attributed to the increase is limited to the sum of the monthly charges made for the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender

If either insured’s age or gender is misstated in the policy application, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct ages and genders. If the adjustment is made while either insured is living, monthly charges after the adjustment will be based on the correct ages and genders.

Death Benefit

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The maximum premium expense charge we can deduct is 10% of premium up to and including the premium expense factor, and 7.5% of premium over the premium expense factor.

Example:

Assume that the insureds are a 65 year old male and a 65 year old female, both non-smokers and that the policy has a face amount of $200,000. The premium expense factor for the policy is 22.54 per $1,000 of face amount or 4508 (200 x 22.54).

Now assume that the owner makes a premium payment of $3000. Your premium expense charge is 10% of your premium payment up to and including the policy’s premium expense factor. Since your premium payment is less than the policy’s premium expense factor of 4508, your premium expense charge will be $300 (10% x $3000).

If your premium payment had been $5000, it would have exceeded the premium expense factor by $492 ($5000 – 4508). Consequently, your premium expense charge would have been $487.70:

•	10% of $4508 ($450.80) plus
•	7.5% of $492 ($36.90).

If you have increased the policy face amount, the premium expense factor used for this charge is the total of the premium expense factors for the initial face amount and for all increases.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The maximum loan interest rate expense charge is 0.8%. It is deducted from the policy loan rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount during:

•	the first 14 years of coverage, and
•	the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the younger insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the separate account divisions and the guaranteed principal account, excluding debt, in proportion to the values in each on the effective date of the surrender or decrease in face amount.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

Your policy’s surrender charges will be listed in your contract. For the first five years of coverage the charge is equal to the target premium for that coverage.

Charges and Deductions

The surrender charge in years 6 through 14 grades down by 10% of the first year surrender charge each year.

In no case, however, will the surrender charge ever exceed $45 per $1,000 of face amount.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the partial surrender charge would be greater than the account value (less debt) of the policy, we set the partial surrender charge equal to the account value (less debt) on the date of the surrender.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date.

The monthly charge date is the date on which monthly charges for the policy are due. The first monthly charge date is the policy date, and subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy specifications page. Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administration Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The maximum administrative charge is $12 per policy, per month.

Face Amount Charge

The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue ages of the insureds for the initial face amount, and
•	for each increase, the insureds’ ages at time of the increase,

and it is multiplied by the segment face amount. This charge is assessed during the first ten years of coverage.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the ages, genders (unless the unisex rates are used), and risk classifications of the persons insured by the policy.

Your policy’s actual or current insurance charge rates are based on the insureds’ issue ages (and ages at increase, if applicable), risk classes, and genders (unless unisex rates are used). These rates generally increase as the insureds’ ages increase. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

Charges and Deductions

How the insurance charge is calculated

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on the first day of each policy month by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698;
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2: We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on the first day of each policy month. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2: We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and

b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of an insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the guaranteed principal account, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to

Charges and Deductions

us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have enough value in your selected option on any monthly charge date to cover the monthly charges then due, the deduction for that date will revert to the pro rata basis. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charges are deducted from the Separate Account daily:

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum percentage is 0.60% in all policy years.

The charge is deducted from the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.

However, even if the money we collect is not enough to cover death benefit claims and our expenses, we will pay all valid claims and expenses.

Investment Management Fee and Other Expenses

The investment funds each deduct management fees and operating expenses from its assets. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. For details on these charges, please read the fund prospectuses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is deducted as part of the monthly charges.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can be, subject to state availability, added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your financial representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit after the death of the first insured to die, when we receive proof, satisfactory to us, that the surviving insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

In states where this rider is available, it is included automatically with the policy. There is no charge for this rider.

Estate Protection Rider

This rider provides a level amount of survivorship term insurance on the lives of the insureds. If both insureds die during the first four base policy years and while the rider is in force, we will add the rider death benefit to the death benefit provided by the base policy.

Policy Split Option Rider

This rider provides, subject to the certain conditions, the right to exchange the base policy for two individual policies, one each on the life of each insured. The right to exchange will be available for specific six-month periods as defined in the rider.

The face amount of each new policy will be one-half the face amount of the base policy at the time of the exchange. Each new policy may be issued as either a fixed premium permanent life policy or a flexible premium adjustable life policy.

Survivorship Term Rider

This rider provides a level amount of survivorship life insurance on the insureds. If both insureds die while the rider is in force, we will add the rider death benefit to the death benefit provided by the base policy. If the base policy has a Policy Split Option Rider, the face amount of this rider is added to the base policy’s face amount in computing the face amount of each new policy at the time of the split. This rider is convertible for a limited period.

There is no premium expense factor associated with the Survivorship Term Rider. Therefore, if you elect the rider, you may pay a lower premium expense charge on some premiums than you would for an equal premium payment on a policy with the same total face amount but without the rider.

In deciding whether to use the rider as part of the total coverage under your policy, you should consider a number of factors:

•	Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.
•	The policy may have lower account values in later years.
•	Decreasing the rider face amount would not incur a surrender charge.
•	The amount of premiums you may pay each policy year may be lower.

You should review these factors with your financial representative before deciding whether to use the Survivorship Term rider.

Other Benefits Available Under The Policy

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans.    We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000 your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the insureds; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the

Federal Income Tax Considerations

account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on C.M. Life’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control.    There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts.    If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable

Federal Income Tax Considerations

to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, even after the first seven contract years, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans.    The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Unless you have named an irrevocable beneficiary, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Deferral of Payments

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Account segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;
•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments; and
•	Change the name of the Separate Account.

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions

Other Information

offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Appendix A

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Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000. A similar type of change would be made for a change from Option 3 to Option 2.

Appendix A

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The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Life Customer Service Center Hub

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-09020

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

May 1, 2003

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2003, for the Survivorship Variable Universal Life II (“SVUL II”) contract. The SVUL II contract and its prospectus may be referred to in this SAI.

For a copy of the SVUL II prospectus, contact your financial representative, or our Life Customer Service Center Hub at PO Box 1865, Springfield, Massachusetts, 01102-1865 (1-800-272-2216) www.massmutual.com.

	SAI	Prospectus
Company	2	12

The Separate Account	2	18

Services
➢Custodian	2

Additional Information About the Operation of the Contracts and the Registrant
➢Purchase of Shares in Underlying Investment funds	2
➢Annual Reports	2
➢Incidental Benefits
• Benefits Available by Rider	3
• Death Benefit Payment Options	6

Underwriters	7
➢Sales and Other Agreement	7

Additional Information About Charges
➢Sales Load	8
➢Underwriting Procedures	8
➢Increases in Face Amount	9	34

Performance Data	9

Experts	13

Financial Statements	FF-1

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COMPANY

C.M. Life Insurance Company (“C.M. Life”) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on February 2, 1995, as a separate investment account of C.M. Life. It was established based on the laws of the State of Connecticut. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF  THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account the segment and the divisions. Each year within the 30 days following the policy anniversary date, we will mail the policyowner a report showing:

i. The account value at the beginning of the previous policy year,

ii. All premiums paid since that time,

iii. All additions to and deductions from the account value during the year, and

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iv. The account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the policy’s monthly charges. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and they are subject to state availability.

Accelerated Death Benefit Rider.    This rider advances to the owner a portion of the policy death benefit, after the death of the first insured to die, when we receive proof, satisfactory to us that the surviving insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive due proof of the death of the first insured to die, (3) we receive the surviving insured’s written authorization to release medical records to us, (4) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (5) we receive proof, satisfactory to us, that the surviving insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy. There is no charge for this rider.

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Estate Protection Rider

This rider provides a level amount of survivorship term insurance on the lives of the insureds. If both insureds die during the first four base policy years and the rider is in force, we will add the rider death benefit to the death benefit provided by the base policy. The rider can be attached only at the time the base policy is issued.

The minimum face amount the rider will be issued for is $25,000. The rider’s maximum face amount can only equal 125% of the policy’s initial FA plus the survivorship term rider face amount.

As long as the face amount of the base policy is not decreased to an amount less than the policy’s initial face amount, the rider death benefit will not change. The rider’s death benefit will be decreased, however, if the base policy’s face amount decreases to an amount that is less than the base policy’s initial face amount.

There is a monthly charge for this rider. The maximum rider charge equals the rider death benefit, divided by 1,000, then multiplied by the maximum monthly rider charge rate for the attained age of the younger insured. The rates are shown in the rider’s Policy Specifications.

The rider terminates upon any of the following events:

•	the rider expiration date,

•	the base policy is changed to a different policy on which the rider is not available, or

•	termination of the base policy.

Policy Split Option Rider

This rider provides, subject to the certain conditions, the right to exchange the base policy for two individual policies, one each on the life of each insured. The right to exchange will be available for specific six-month periods as defined in the rider.

The face amount of each new policy will be one-half the face amount of the base policy at the time of the exchange. Each new policy may be issued as either a fixed premium permanent life policy or a flexible premium adjustable life policy. Any schedule of surrender charges normally applicable to the new policy will apply.

The following requirements must be met as of the date of the exchange:

1.  the base policy and rider are in force,

2.  both insureds are living,

3.  the owner of each new policy must have an insurable interest in the life of the insured,

4.  the attained age of each insured is lower than 85,

5.  the face amount and premium for each new policy must meet our published minimum limits, and

6.  the highest risk class under this policy for each insured must not be higher the highest risk class  available under the new policy for that insured.

We must also receive the following before the exchange can become effective:

1.  a written application for each new policy,

2.  satisfactory evidence that both insureds are living and that the owner of each new policy has an  insurable interest in the life of the insured,

3.  satisfactory evidence of the divorce of the insureds or the dissolution of the corporation, if either is  the reason for the exchange, and

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4.  payment of the first premium due under both new policies.

The rider terminates upon any of the following events:

•	the policy anniversary date on which the older insured’s attained age becomes 85,

•	the death of the first insured to die,

•	exchange of the base policy for two new policies under the rider’s terms,

•	the base policy is changed to a different policy on which the rider is not available, or

•	the base policy terminates.

Where this rider is available, it is included automatically with the policy if:

•	the younger insured’s age is less than 80, and

•	the insurance risk for neither insured is uninsurable.

There is no charge for this rider.

Survivorship Term Rider

This rider provides a level amount of survivorship life insurance on the lives of the insureds. If both insureds die while the rider is in force, we will add the rider death benefit to the death benefit provided by the base policy. If the base policy has a Policy Split Option Rider, the face amount of this rider is added to the base policy’s face amount in computing the face amount of each new policy at the time of the split. This rider is convertible for a limited period.

We must receive a written application for the policy. The rider’s contestability and suicide periods for the rider’s initial face amount start as of the rider’s issue date. The minimum rider face amount is $100,000 and the maximum rider face amount must not exceed two times the face amount of the base policy.

While the rider is in force, its face amount may be increased. We must receive a written application and satisfactory evidence of insurability for the increase. The minimum increase is $50,000. The contestability and suicide periods for increases in the rider’s face amount start as of the effective date of the increase. No increase in the rider’s face amount will be allowed after the rider anniversary date nearest (a) the younger insured’s 85th birthday, or, if earlier, (b) the older insured’s 90th birthday.

After the first rider year, the rider’s face amount may be decreased by the owner’s written request while either insured is living. No decrease is allowed within one year following the effective date of any increase in rider face amount. A decrease in the rider’s face amount must not reduce the rider’s face amount to less than $100,000.

The maximum rider face amount is based on the base policy’s face amount. If the base policy’s face amount is decreased to an amount that is less than one-half the rider’s face amount, the rider’s face amount will be decreased to an amount that is two times the reduced face amount of the base policy.

Coverage under this rider may be fully or partially converted to two new survivorship insurance on the lives of the insureds. Conversion may be made at any time before the base policy’s anniversary date nearest (a) the younger insured’s 70th birthday, or, if earlier, (b) the older insured’s 80th birthday. Conversion can be either to an increase in the base policy’s face amount or to a new survivorship policy that we are offering for conversion at that time. A written application for the conversion is required, however, evidence of insurability will not be required. If coverage is partially converted, the amount converted must meet the minimum requirements of the new insurance. Both insureds must be living at the time of the conversion.

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There is no premium expense factor associated with the Survivorship Term Rider. Therefore, if you elect the rider, you may pay a lower premium expense charge on some premiums than you would for an equal premium payment on a policy with the same total face amount but without the rider.

The monthly charge for this rider equals the sum of the risk charge for the rider face amount and the rider face amount charge. The maximum rider risk charge and the maximum rider face amount charge per $1,000 of rider face amount are shown in the Table(s) of Maximum Monthly Rider Charges in the rider’s Policy Specifications.

The rider terminates upon any of the following events:

•	the end of the grace period for an unpaid premium under the base policy,

•	full conversion of the rider face amount,

•	partial conversion of the rider face amount and the amount not converted is less than the rider’s minimum face amount,

•	the base policy is changed to a different policy on which the rider is not available, or

•	the base policy terminates.

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the Policyowner. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

Installments for a Specified Period

Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income

Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of a Specified Amount

Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

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Life Income with Payments Guaranteed for Amount Applied

Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.

Joint Lifetime Income with Reduced Payments to Survivor

Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

Alternate Life Income

The named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables. The election must be made at the time the income is to begin. The monthly alternate life income must be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

MML Distributors does business under different variations of its name; including the name MML Distributors, LLC in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Sales and Other Agreements

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Compensation paid to and retained by MML Distributors in 2000, 2001, and 2002 was $10,000, $10,000 and $10,000, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy (SVUL II). During May 1, 2000 (commencement of sales) through December 31, 2000, commissions paid were $4,332,040. During January 1, 2001 through December 31, 2001, commissions paid were $3,341,711. During January 1, 2002 through December 31, 2002, commissions paid were $1,245,433.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

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We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, genders, and risk classifications of the insureds. We also pay commissions as a percentage of the average monthly account value in each policy year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 6 through 10, 3% of all premium paid up to the Target Premium; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling C.M. Life and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 10% of premium up to the premium expense factor, and 7.5% of premium over premium expense factor. The premium expense factors are contained in a table that is maintained by the Company. The factors are based on the issue ages, genders, and risk classifications of the insureds.

Underwriting Procedures

Before issuing a policy we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we will usually require that the insureds have a medical examination. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

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Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), Nonsmoker or Smoker Table, ages of the insureds on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), Nonsmoker or Smoker Table, and ages of the insureds on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are five non-rated classes: ultra preferred non-tobacco, select preferred non-tobacco, non-tobacco, select preferred tobacco, and tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has distinct issue ages, risk classes for each insured, and a distinct premium expense factor, premium expense charges, monthly charges, and surrender charges.

It is possible for risk classes of prior segments to change in order to match the risk classes of the new segment. This will happen only if the underwriter indicates that it should. The general rule is that if the new segment has risk classes worse than prior segments, then the prior segments will not change. Conversely, if the new segment has risk classes better than prior segments, then the prior segments will change. This change will not occur if the increase is due to a term conversion. Changing prior segments may impact the guideline premiums, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

The monthly policy level charges that repeat for each elected face amount increase are the face amount charge and the cost of insurance charge. The administrative charge does not repeat. The premium expense charge and surrender charges also repeat. The charges associated with the increase will be deducted from the account value beginning on the effective date of the increase.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the account value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

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The following table shows average annual total return rates for the divisions of the Separate Account for the period ended December 31, 2002.

Separate Account Division (Inception Date of the underlying Fund)	Year to Date	1 Month	1 Year	5 Years	10 Years	Since Inception
American Century® VP Income & Growth (10/30/97)	(19.57%)	(5.34%)	(19.57%)	(0.47%)	—	0.99%
Fidelity® VIP II Contrafund® (1/3/95)	(9.57%)	(0.63%)	(9.57%)	3.45%	—	11.99%
Goldman Sachs Capital Growth(1) (4/30/98)	(24.68%)	(6.85%)	(24.68%)	—	—	(3.49%)
INVESCO Technology(2,9) (5/21/97)	(46.98%)	(13.75%)	(46.98%)	(6.65%)	—	(3.63%)
Janus Aspen Capital Appreciation (5/1/97)	(15.88%)	(5.41%)	(15.88%)	7.10%	—	10.72%
Janus Aspen Worldwide Growth(1) (9/13/93)	(25.69%)	(4.77%)	(25.69%)	0.40%	—	10.12%
MML Blend (2/3/84)	(11.75%)	(2.82%)	(11.75%)	(1.57%)	5.70%	9.22%
MML Emerging Growth(3,9) (5/1/00)	(42.58%)	(9.94%)	(42.58%)	—	—	(32.38%)
MML Equity(4) (9/15/71)	(19.75%)	(3.87%)	(19.75%)	(4.88%)	5.93%	10.87%
MML Equity Index(5) (5/1/97)	(22.48%)	(5.93%)	(22.48%)	(1.20%)	—	2.43%
MML Growth Equity (5/3/99)	(27.98%)	(7.45%)	(27.98%)	—	—	(11.06%)
MML Inflation-Protected Bond(10) (8/30/02)	—	3.56%	—	—	—	3.08%
MML Large Cap Value(9) (5/1/00)	(16.44%)	(3.42%)	(16.44%)	—	—	(11.04%)
MML Managed Bond (12/16/81)	8.13%	2.09%	8.13%	6.39%	6.95%	9.20%
MML Money Market(6) (12/16/81) (7-day yield(7) 0.69%)	1.04%	0.06%	1.04%	3.91%	4.06%	5.85%
MML OTC 100(9) (5/1/00)	(37.84%)	(12.17%)	(37.84%)	—	—	(40.22%)
MML Small Cap Equity(3) (6/1/98)	(12.06%)	(1.13%)	(12.06%)	—	—	(3.16%)
MML Small Cap Growth Equity(3) (5/3/99)	(26.13%)	(5.90%)	(26.13%)	—	—	(2.42%)
Oppenheimer Aggressive Growth (8/15/86)	(27.97%)	(3.77%)	(27.97%)	(2.14%)	6.38%	9.49%
Oppenheimer Bond (4/3/85)	8.75%	1.78%	8.75%	5.31%	6.62%	8.38%
Oppenheimer Capital Appreciation (4/3/85)	(27.04%)	(7.59%)	(27.04%)	2.05%	9.88%	11.29%
Oppenheimer Global Securities(1) (11/12/90)	(22.33%)	(6.17%)	(22.33%)	5.15%	11.63%	9.12%
Oppenheimer High Income (4/30/86)	(2.64%)	0.65%	(2.64%)	(0.21%)	6.41%	8.91%
Oppenheimer Main Street® Growth & Income (7/5/95)	(19.00%)	(5.10%)	(19.00%)	(3.48%)	—	8.40%
Oppenheimer Strategic Bond(1) (5/3/93)	7.18%	1.76%	7.18%	3.85%	—	5.54%
Oppenheimer International Growth(1,9) (5/13/92)	(28.68%)	(5.02%)	(28.68%)	(2.77%)	3.66%	2.99%
Scudder VIT Small Cap Index(3) (8/22/97)	(20.78%)	(5.44%)	(20.78%)	(1.99%)	—	(0.96%)
T. Rowe Price Mid-Cap Growth (12/31/96)	(21.45%)	(4.92%)	(21.45%)	4.57%	—	6.77%
Templeton Foreign Securities(1,8) (5/1/92)	(18.76%)	(4.29%)	(18.76%)	(1.38%)	7.49%	6.36%

(1)	There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
(2)	Short-term performance for the INVESCO VIF–Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
(3)	Investments in companies with small market capitalizations (“small caps”) may be subject to greater price volatility than investments in companies with larger capitalizations because small caps are generally subject to special risks such as narrower markets, less financial resources and less liquid stocks.
(4)	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
(5)	Performance for MML Equity Index reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.
(6)	An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
(7)	The yield quotation more closely reflects the current earnings of the money market division than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
(8)	Performance for Class 2 Shares reflect a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.
(9)	These divisions were added to the policy 7/2/2001, in most states.
(10)	This division was added to the policy 9/9/2002, in most states.

10

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The following table shows average annual total return rates for the underlying investment funds of the Separate Account for the period ended December 31, 2002.

Investment Fund (Inception Date)	Year to Date	1 Month	1 Year	5 Years	10 Years	Since Inception
American Century® VP Income & Growth Fund (10/30/97)	(19.37%)	(5.32%)	(19.37%)	(0.22%)	—	1.25%
Fidelity® VIP II Contrafund® Portfolio (Initial Class) (1/3/95)	(9.35%)	(0.60%)	(9.35%)	3.71%	—	12.27%
Goldman Sachs VIT Capital Growth Fund(1) (4/30/98)	(24.49%)	(6.83%)	(24.49%)	—	—	(3.25%)
INVESCO VIF–Technology Fund(2,9) (5/21/97)	(46.84%)	(13.73%)	(46.84%)	(6.42%)	—	(3.39%)
Janus Aspen Capital Appreciation Portfolio (Institutional) (5/1/97)	(15.67%)	(5.38%)	(15.67%)	7.37%	—	11.00%
Janus Aspen Worldwide Growth Portfolio(1) (Institutional) (9/13/93)	(25.50%)	(4.75%)	(25.50%)	0.65%	—	10.39%
MML Blend Fund (2/3/84)	(11.53%)	(2.80%)	(11.53%)	(1.33%)	5.97%	9.49%
MML Emerging Growth Fund(3,9) (5/1/00)	(42.44%)	(9.92%)	(42.44%)	—	—	(32.21%)
MML Equity Fund[4] (9/15/71)	(19.55%)	(3.85%)	(19.55%)	(4.64%)	6.19%	11.14%
MML Equity Index Fund (Class II)(5) (5/1/97)	(22.29%)	(5.91%)	(22.29%)	(0.95%)	—	2.69%
MML Growth Equity Fund (5/3/99)	(27.80%)	(7.43%)	(27.80%)	—	—	(10.84%)
MML Inflation-Protected Bond Fund(10) (8/30/02)	—	3.58%	—	—	—	3.17%
MML Large Cap Value Fund(9) (5/1/00)	(16.23%)	(3.40%)	(16.23%)	—	—	(10.82%)
MML Managed Bond Fund (12/16/81)	8.40%	2.11%	8.40%	6.66%	7.22%	9.47%
MML Money Market Fund(6) (12/16/81) (7-day yield(7) 0.94%)	1.29%	0.08%	1.29%	4.17%	4.32%	6.12%
MML OTC 100 Fund(9) (5/1/00)	(37.68%)	(12.15%)	(37.68%)	—	—	(40.07%)
MML Small Cap Equity Fund(3) (6/1/98)	(11.84%)	(1.11%)	(11.84%)	—	—	(2.91%)
MML Small Cap Growth Equity Fund(3) (5/3/99)	(25.94%)	(5.88%)	(25.94%)	—	—	(2.18%)
Oppenheimer Aggressive Growth Fund/VA (8/15/86)	(27.79%)	(3.75%)	(27.79%)	(1.89%)	6.64%	9.76%
Oppenheimer Bond Fund/VA (4/3/85)	9.02%	1.80%	9.02%	5.57%	6.89%	8.65%
Oppenheimer Capital Appreciation Fund/VA (4/3/85)	(26.86%)	(7.57%)	(26.86%)	2.30%	10.15%	11.57%
Oppenheimer Global Securities Fund/VA(1) (11/12/90)	(22.13%)	(6.15%)	(22.13%)	5.41%	11.91%	9.39%
Oppenheimer High Income Fund/VA (4/30/86)	(2.39%)	0.67%	(2.39%)	0.04%	6.68%	9.18%
Oppenheimer Main Street® Growth & Income Fund/VA (7/5/95)	(18.80%)	(5.08%)	(18.80%)	(3.24%)	—	8.67%
Oppenheimer Strategic Bond Fund/VA(1) (5/3/93)	7.44%	1.78%	7.44%	4.11%	—	5.80%
Oppenheimer International Growth Fund/VA(1,9) (5/13/92)	(28.51%)	(5.00%)	(28.51%)	(2.52%)	3.92%	3.25%
Scudder VIT Small Cap Index Fund(3) (8/22/97)	(20.58%)	(5.42%)	(20.58%)	(1.75%)	—	(0.71%)
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	(21.25%)	(4.89%)	(21.25%)	4.83%	—	7.04%
Templeton Foreign Securities Fund (Class 2)(1,8) (5/1/92)	(18.56%)	(4.27%)	(18.56%)	(1.10%)	7.76%	6.63%

(1)	There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
(2)	Short-term performance for the INVESCO VIF–Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
(3)	Investments in companies with small market capitalizations (“small caps”) may be subject to greater price volatility than investments in companies with larger capitalizations because small caps are generally subject to special risks such as narrower markets, less financial resources and less liquid stocks.
(4)	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
(5)	Performance for MML Equity Index Fund (Class II) reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.

11

(6)	An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
(7)	The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
(8)	Performance for Class 2 Shares reflect a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.
(9)	These funds were added to the policy 7/2/2001, in most states.
(10)	This fund was added to the policy 9/9/2002, in most states.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for SVUL II on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our Life Service Center Hub at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

12

EXPERTS

The financial statements included in this Statement of Additional Information for C.M. Life Variable Life Separate Account I – Survivorship Variable Universal Life II Segment and the audited statutory statements of financial position of C.M. Life Insurance Company as of December 31, 2002 and 2001, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2002, 2001, and 2000 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, (which report on C.M. Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

13

Independent Auditors’ Report

To the Board of Directors and Policyowners of

C.M. Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of C.M. Life Variable Life Separate Account I – Survivorship Variable Universal Life II Segment (“the Account”), as of December 31, 2002, the related statements of operations and the statements of changes in net assets for the years ended December 31, 2002, 2001 and for the period May 1, 2000 (Commencement of Operations) through December 31, 2000. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2002, the results of its operations and its changes in net assets for the years ended December 31, 2002, 2001 and for the period May 1, 2000 (Commencement of Operations) through December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2003

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division
ASSETS
Investments
Number of shares (Note 2)	344,546	184,133	95,159	4,194	91,577	60,194	102,344	2,132	131,444	344,223	71,000	36,263	62,747	199,197

Identified cost (Note 3B)	$2,071,331	$3,608,881	$833,998	$53,259	$1,937,559	$1,612,014	$1,532,801	$10,749	$3,259,833	$4,430,724	$490,324	$368,432	$472,010	$2,470,400

Value (Note 3A)	$1,777,860	$3,332,806	$739,386	$34,264	$1,590,697	$1,267,082	$1,297,016	$7,537	$2,181,560	$3,724,495	$389,235	$370,970	$455,583	$2,487,054

Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from MassMutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	1,777,860	3,332,806	739,386	34,264	1,590,697	1,267,082	1,297,016	7,537	2,181,560	3,724,495	389,235	370,970	455,583	2,487,054

LIABILITIES
Payable to MassMutual Life Insurance Company	11	16	9	5	14	2	10	4	17	122,560	12	3	2	15

NET ASSETS	$1,777,849	$3,332,790	$739,377	$34,259	$1,590,683	$1,267,080	$1,297,006	$7,533	$2,181,543	$3,601,935	$389,223	$370,967	$455,581	$2,487,039

Net Assets
For variable life insurance policies	$1,777,849	$3,332,790	$739,377	$34,259	$1,590,683	$1,267,080	$1,297,006	$7,533	$2,181,543	$3,601,935	$389,223	$370,967	$455,581	$2,487,039

Accumulation Units (Notes 7 and 8)
Policyowners	2,691,088	4,523,085	1,258,538	80,729	3,050,710	2,732,784	1,567,602	14,295	3,049,979	5,879,549	809,753	363,088	573,453	1,963,366

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$0.66	$0.74	$0.59	$0.42	$0.52	$0.46	$0.83	$0.53	$0.72	$0.61	$0.48	$1.02	$0.79	$1.27
December 31, 2001	0.82	0.81	0.78	0.80	0.62	0.62	0.94	0.92	0.89	0.79	0.67	-	0.95	1.17

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2002

	MML Money Market Division	MML OTC 100 Division	†MML Small Cap Equity Division	MML Small Cap Growth Equity Division	*Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	††Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	†††Templeton Foreign Securities Division
ASSETS
Investments
Number of shares (Note 2)	12,808,191	4,115	126,266	55,868	71,815	65,974	106,051	152,798	58,690	99,120	185,248	47,124	114,500	162,992	95,863

Identified cost (Note 3B)	$12,794,089	$13,027	$1,124,854	$555,195	$2,815,096	$722,873	$3,768,977	$3,266,767	$478,186	$1,841,088	$846,845	$35,826	$1,062,070	$2,686,590	$912,101

Value (Note 3A)	$12,794,089	$10,421	$1,073,385	$438,582	$2,099,161	$746,161	$2,823,074	$2,704,518	$440,764	$1,518,512	$846,582	$35,815	$967,529	$2,343,832	$903,030
Dividends receivable	10,747	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Receivable from MassMutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	12,804,836	10,421	1,073,385	438,582	2,099,161	746,161	2,823,074	2,704,518	440,764	1,518,512	846,582	35,815	967,529	2,343,832	903,030

LIABILITIES
Payable to MassMutual Life Insurance Company	89	6	8	3	17	5	17	18	3	9	5	11	7	8	12

NET ASSETS	$12,804,747	$10,415	$1,073,377	$438,579	$2,099,144	$746,156	$2,823,057	$2,704,500	$440,761	$1,518,503	$846,577	$35,804	$967,522	$2,343,824	$903,018

Net Assets
For variable life insurance policies	$12,804,747	$10,415	$1,073,377	$438,579	$2,099,144	$746,156	$2,823,057	$2,704,500	$440,761	$1,518,503	$846,577	$35,804	$967,522	$2,343,824	$903,018

Accumulation Units (Notes 7 and 8)
Policyowners	11,785,447	19,474	1,104,895	795,000	5,441,919	602,534	4,900,170	4,141,420	455,924	2,314,237	738,782	59,662	1,283,316	2,995,945	1,289,663

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$1.09	$0.53	$0.97	$0.55	$0.39	$1.24	$0.58	$0.65	$0.97	$0.66	$1.15	$0.60	$0.75	$0.78	$0.70
December 31, 2001	1.08	0.86	1.10	0.75	0.54	1.14	0.79	0.84	0.99	0.81	1.07	0.84	0.95	1.00	0.86

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.
†	Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division.
††	Prior to May 1, 2002, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division.
†††	Prior to May 1, 2002, the Templeton Foreign Securities Division was called Templeton International Securities Division.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	#MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division
Investment income

Dividends (Note 3B)	$13,199	$16,989	$1,196	$-	$8,604	$12,317	$33,829	$-	$65,683	$55,857	$-	$111	$1,900	$129,199

Expenses

Mortality and expense risk fees (Note 4)	3,360	6,023	1,058	74	3,480	3,085	2,718	16	5,547	8,767	986	22	1,153	4,960

Net investment income (loss) (Note 3C)	9,839	10,966	138	(74)	5,124	9,232	31,111	(16)	60,136	47,090	(986)	89	747	124,239

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(38,548)	(87,383)	(26,813)	(2,046)	(33,930)	(75,733)	(42,952)	(412)	(347,761)	(370,304)	(47,697)	1,765	(40,088)	677

Change in net unrealized appreciation/ depreciation of investments	(249,641)	(166,133)	(72,534)	(18,585)	(210,232)	(321,527)	(114,826)	(3,253)	(209,476)	(597,364)	(91,793)	2,538	(30,041)	36,994

Net gain (loss) on investments	(288,189)	(253,516)	(99,347)	(20,631)	(244,162)	(397,260)	(157,778)	(3,665)	(557,237)	(967,668)	(139,490)	4,303	(70,129)	37,671

Net increase (decrease) in net assets resulting from operations	$(278,350)	$(242,550)	$(99,209)	$(20,705)	$(239,038)	$(388,028)	$(126,667)	$(3,681)	$(497,101)	$(920,578)	$(140,476)	$4,392	$(69,382)	$161,910

#	For the Period September 9, 2002 (Commencement of Operations) Through December 31, 2002.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 2002

	MML Money Market Division	MML OTC 100 Division	†MML Small Cap Equity Division	MML Small Cap Growth Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	††Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	†††Templeton Foreign Securities Division
Investment income

Dividends (Note 3B)	$124,394	$-	$2,593	$-	$12,854	$13,287	$13,954	$14,644	$28,637	$9,142	$52,968	$18	$7,208	$-	$12,775

Expenses

Mortality and expense risk fees (Note 4)	25,015	22	2,658	1,047	5,015	840	6,500	7,050	880	3,350	1,858	613	1,790	5,202	2,215

Net investment income (loss) (Note 3C)	99,379	(22)	(65)	(1,047)	7,839	12,447	7,454	7,594	27,757	5,792	51,110	(595)	5,418	(5,202)	10,560

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	2,802	(704)	(24,961)	(24,682)	(247,616)	(182)	(87,174)	(96,136)	(9,102)	(61,457)	(6,309)	229,293	(60,946)	(38,074)	(33,291)

Change in net unrealized appreciation/ depreciation of investments	(1,657)	(2,911)	(94,248)	(104,227)	(420,842)	23,997	(728,300)	(628,150)	(25,461)	(221,930)	7,100	(192)	(107,428)	(444,422)	(38,121)

Net gain (loss) on investments	1,145	(3,615)	(119,209)	(128,909)	(668,458)	23,815	(815,474)	(724,286)	(34,563)	(283,387)	791	229,101	(168,374)	(482,496)	(71,412)

Net increase (decrease) in net assets resulting from operations	$100,524	$(3,637)	$(119,274)	$(129,956)	$(660,619)	$36,262	$(808,020)	$(716,692)	$(6,806)	$(277,595)	$51,901	$228,506	$(162,956)	$(487,698)	$(60,852)

†	Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division.
††	Prior to May 1, 2002, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division.
†††	Prior to May 1, 2002, the Templeton Foreign Securities Division was called Templeton International Securities Division.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2001

	American Century® VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	#INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	#MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	#MML Large Cap Value Division	MML Managed Bond Division

Investment income

Dividends (Note 3B)	$6,237	$45,834	$46,000	$1,989	$-	$14,234	$5,187	$96,424	$-	$628,893	$35,957	$133	$1,057	$88,924

Expenses

Mortality and expense risk fees (Note 4)	2,182	1,153	3,929	777	7	2,512	2,304	1,578	-	4,414	10,607	790	245	3,169

Net investment income (loss) (Note 3C)	4,055	44,681	42,071	1,212	(7)	11,722	2,883	94,846	-	624,479	25,350	(657)	812	85,755

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(55,317)	(10,762)	(134,569)	(65,078)	(91)	(165,924)	(265,527)	(37,672)	5	(82,926)	(612,748)	(197,410)	(1,435)	42,380

Change in net unrealized appreciation/depreciation of investments	(8,981)	22,099	(82,699)	10,861	(409)	(68,717)	30,012	(82,839)	42	(799,736)	89,766	95,246	13,614	(30,677)

Net gain (loss) on investments	(64,298)	11,337	(217,268)	(54,217)	(500)	(234,641)	(235,515)	(120,511)	47	(882,662)	(522,982)	(102,164)	12,179	11,703

Net increase (decrease) in net assets resulting from operations	$(60,243)	$56,018	$(175,197)	$(53,005)	$(507)	$(222,919)	$(232,632)	$(25,665)	$47	$(258,183)	$(497,632)	$(102,821)	$12,991	$97,458

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 2001

	MML Money Market Division	#MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	#Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division
Investment income

Dividends (Note 3B)	$155,221	$-	$3,033	$5,204	$268,906	$718	$172,530	$291,993	$15,243	$4,375	$24,043	$-	$-	$95,209

Expenses

Mortality and expense risk fees (Note 4)	11,659	15	1,294	1,526	4,458	99	4,953	6,191	469	2,317	953	16	3,981	1,032

Net investment income (loss) (Note 3C)	143,562	(15)	1,739	3,678	264,448	619	167,577	285,802	14,774	2,058	23,090	(16)	(3,981)	94,177

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(3,622)	1,961	(191,077)	8,994	(1,055,373)	94	(301,038)	(562,157)	(1,584)	(32,391)	(895)	4,345	(68,957)	(163,330)

Change in net unrealized appreciation/depreciation of investments	1,657	305	93,827	26,221	103,683	(812)	(148,154)	30,935	(11,160)	(57,989)	(8,811)	181	118,263	27,126

Net gain (loss) on investments	(1,965)	2,266	(97,250)	35,215	(951,690)	(718)	(449,192)	(531,222)	(12,744)	(90,380)	(9,706)	4,526	49,306	(136,204)

Net increase (decrease) in net assets resulting from operations	$141,597	$2,251	$(95,511)	$38,893	$(687,242)	$(99)	$(281,615)	$(245,420)	$2,030	$(88,322)	$13,384	$4,510	$45,325	$(42,027)

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS

For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	American Century® VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

Investment income

Dividends (Note 3B)	$-	$783	$-	$14,072	$4,794	$7,107	$36,176	$89,687	$20,065	$55,859	$11,698	$68,665

Expenses

Mortality and expense risk fees (Note 4)	397	125	738	149	426	362	210	540	2,595	254	433	2,749

Net investment income (loss) (Note 3C)	(397)	658	(738)	13,923	4,368	6,745	35,966	89,147	17,470	55,605	11,265	65,916

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(4,391)	(162)	(11,108)	(1,400)	(16,967)	(34,620)	(62)	5,660	(21,389)	(571)	89	-

Change in net unrealized appreciation/depreciation of investments	(34,849)	(9,212)	(27,243)	(32,939)	(67,913)	(53,417)	(38,121)	(69,061)	(198,631)	(104,542)	10,338	-

Net gain (loss) on investments	(39,240)	(9,374)	(38,351)	(34,339)	(84,880)	(88,037)	(38,183)	(63,401)	(220,020)	(105,113)	10,427	-

Net increase (decrease) in net assets resulting from operations	$(39,637)	$(8,716)	$(39,089)	$(20,416)	$(80,512)	$(81,292)	$(2,217)	$25,746	$(202,550)	$(49,508)	$21,692	$65,916

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)

For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division
Investment income

Dividends (Note 3B)	$52,191	$2,371	$-	$-	$-	$-	$-	$-	$-	$18,113	$-

Expenses

Mortality and expense risk fees (Note 4)	405	174	1,083	2	724	1,466	53	389	103	766	72

Net investment income (loss) (Note 3C)	51,786	2,197	(1,083)	(2)	(724)	(1,466)	(53)	(389)	(103)	17,347	(72)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(8,127)	(8,076)	(37,577)	(4)	4,655	(58,610)	(1,673)	(2,751)	90	6,242	(7,128)

Change in net unrealized appreciation/depreciation of investments	(106,213)	16,559	(398,775)	104	(69,449)	34,966	(801)	(42,657)	1,449	(16,599)	1,924

Net gain (loss) on investments	(114,340)	8,483	(436,352)	100	(64,794)	(23,644)	(2,474)	(45,408)	1,539	(10,357)	(5,204)

Net increase (decrease) in net assets resulting from operations	$(62,554)	$10,680	$(437,435)	$98	$(65,518)	$(25,110)	$(2,527)	$(45,797)	$1,436	$6,990	$(5,276)

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	#MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$9,839	$10,966	$138	$(74)	$5,124	$9,232	$31,111	$(16)	$60,136	$47,090	$(986)	$89	$747	$124,239

Net realized gain (loss) on investments	(38,548)	(87,383)	(26,813)	(2,046)	(33,930)	(75,733)	(42,952)	(412)	(347,761)	(370,304)	(47,697)	1,765	(40,088)	677

Change in net unrealized appreciation/depreciation of investments	(249,641)	(166,133)	(72,534)	(18,585)	(210,232)	(321,527)	(114,826)	(3,253)	(209,476)	(597,364)	(91,793)	2,538	(30,041)	36,994

Net increase (decrease) in net assets resulting from operations	(278,350)	(242,550)	(99,209)	(20,705)	(239,038)	(388,028)	(126,667)	(3,681)	(497,101)	(920,578)	(140,476)	4,392	(69,382)	161,910

Capital transactions: (Note 7)

Transfer of net premium	616,627	839,193	202,299	11,923	466,981	438,307	481,490	3,121	621,510	1,056,988	155,596	9,151	81,595	560,144

Transfer of surrender values	(82,245)	(166,211)	(30,255)	558,168	(95,823)	(84,385)	(65,075)	124,751	(119,003)	(889,735)	(25,421)	(68)	(18,362)	(90,416)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	355	606	(1,289)	(561,394)	(166)	19,831	(1,075)	(125,870)	689	567,699	409	(28)	(4,420)	989

Withdrawal due to charges for administrative and insurance costs	(17,236)	(30,934)	(3,012)	(79)	(35,607)	(18,270)	(20,982)	(6)	(51,646)	(24,149)	(12,315)	(7)	(598)	(41,900)

Divisional transfers and transfers from (to) Guaranteed Principal Account	277,704	910,885	261,045	33,637	183,967	150,708	58,008	8,479	(112,621)	398,010	19,179	357,529	148,256	356,587

Net increase (decrease) in net assets resulting from capital transactions	795,205	1,553,539	428,788	42,255	519,352	506,191	452,366	10,475	338,929	1,108,813	137,448	366,577	206,471	785,404

Total increase (decrease)	516,855	1,310,989	329,579	21,550	280,314	118,163	325,699	6,794	(158,172)	188,235	(3,028)	370,967	137,089	947,314

NET ASSETS, at beginning of the period/year	1,260,994	2,021,801	409,798	12,709	1,310,369	1,148,917	971,307	739	2,339,715	3,413,700	392,251	-	318,492	1,539,725

NET ASSETS, at end of the year	$1,777,849	$3,332,790	$739,377	$34,259	$1,590,683	$1,267,080	$1,297,006	$7,533	$2,181,543	$3,601,935	$389,223	$370,967	$455,581	$2,487,039

#	For the Period September 9, 2002 (Commencement of Operations) Through December 31, 2002.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2002

	MML Money Market Division	MML OTC 100 Division	†MML Small Cap Equity Division	MML Small Cap Growth Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	††Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	†††Templeton Foreign Securities Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$99,379	$(22)	$(65)	$(1,047)	$7,839	$12,447	$7,454	$7,594	$27,757	$5,792	$51,110	$(595)	$5,418	$(5,202)	$10,560

Net realized gain (loss) on investments	2,802	(704)	(24,961)	(24,682)	(247,616)	(182)	(87,174)	(96,136)	(9,102)	(61,457)	(6,309)	229,293	(60,946)	(38,074)	(33,291)

Change in net unrealized appreciation/depreciation of investments	(1,657)	(2,911)	(94,248)	(104,227)	(420,842)	23,997	(728,300)	(628,150)	(25,461)	(221,930)	7,100	(192)	(107,428)	(444,422)	(38,121)

Net increase (decrease) in net assets resulting from operations	100,524	(3,637)	(119,274)	(129,956)	(660,619)	36,262	(808,020)	(716,692)	(6,806)	(277,595)	51,901	228,506	(162,956)	(487,698)	(60,852)

Capital transactions: (Note 7)

Transfer of net premium	8,283,841	7,149	316,927	137,847	778,123	301,029	1,053,275	781,588	150,616	568,136	238,614	16,519	97,729	661,766	134,269

Transfer of surrender values	(386,989)	(2,015)	(48,263)	(26,186)	(155,232)	(25,384)	(168,062)	(277,312)	(20,569)	(95,634)	33,351	(3,097)	(24,286)	(210,660)	(35,361)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,019)	(17)	550	73	(4,770)	2,092	(1,668)	127,622	216	(6,050)	(67,629)	101,017	2,735	66,323	2,703

Withdrawal due to charges for administrative and insurance costs	(508,398)	(81)	(22,482)	(4,273)	(33,815)	(7,434)	(26,893)	(29,767)	(13,484)	(31,623)	(11,744)	(411)	(1,227)	(38,258)	(8,047)

Divisional transfers and transfers from (to) Guaranteed Principal Account	(1,808,306)	-	(148,724)	107,265	46,937	327,377	209,908	(72,121)	65,526	113,427	(19,520)	(309,272)	171,408	216,169	229,969

Net increase (decrease) in net assets resulting from capital transactions	5,579,129	5,036	98,008	214,726	631,243	597,680	1,066,560	530,010	182,305	548,256	173,072	(195,244)	246,359	695,340	323,533

Total increase (decrease)	5,679,653	1,399	(21,266)	84,770	(29,376)	633,942	258,540	(186,682)	175,499	270,661	224,973	33,262	83,403	207,642	262,681

NET ASSETS, at beginning of the year	7,125,094	9,016	1,094,643	353,809	2,128,520	112,214	2,564,517	2,891,182	265,262	1,247,842	621,604	2,542	884,121	2,136,182	640,337

NET ASSETS, at end of the year	$12,804,747	$10,415	$1,073,377	$438,579	$2,099,144	$746,156	$2,823,057	$2,704,500	$440,761	$1,518,503	$846,577	$35,804	$967,524	$2,343,824	$903,018

†	Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division.
††	Prior to May 1, 2002, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division.
†††	Prior to May 1, 2002, the Templeton Foreign Securities Division was called Templeton International Securities Division.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 2001

	American Century® VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	#INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	#MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	#MML Large Cap Value Division	MML Managed Bond Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$4,055	$44,681	$42,071	$1,212	$(7)	$11,722	$2,883	$94,846	$-	$624,479	$25,350	$(657)	$812	$85,755

Net realized gain (loss) on investments	(55,317)	(10,762)	(134,569)	(65,078)	(91)	(165,924)	(265,527)	(37,672)	5	(82,926)	(612,748)	(197,410)	(1,435)	42,380

Change in net unrealized appreciation/depreciation of investments	(8,981)	22,099	(82,699)	10,861	(409)	(68,717)	30,012	(82,839)	42	(799,736)	89,766	95,246	13,614	(30,677)

Net increase (decrease) in net assets resulting from operations	(60,243)	56,018	(175,197)	(53,005)	(507)	(222,919)	(232,632)	(25,665)	47	(258,183)	(497,632)	(102,821)	12,991	97,458

Capital transactions: (Note 7)

Transfer of net premium	736,070	246,709	815,561	268,000	5,412	615,987	595,800	575,412	830	1,019,282	2,675,034	167,962	223,832	824,492

Transfer of surrender values	(64,488)	(14,005)	(118,552)	(24,403)	(548)	(77,500)	(76,184)	(42,827)	(139)	(96,719)	(2,022,670)	(24,221)	(2,012)	(51,763)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,136)	2,213	7,622	750	163	167	13,375	2,400	1	(1,146)	(18,422)	5,773	1,800	2,866

Withdrawal due to charges for administrative and insurance costs	(6,709)	(4,649)	(12,455)	(1,110)	(18)	(13,728)	(7,542)	(6,782)	-	(21,951)	(40,033)	(5,130)	(1,799)	(17,592)

Divisional transfers and transfers to/from Guaranteed Principal Account	103,568	443,608	110,535	(17,794)	8,207	215,031	39,830	70,336	-	526,442	423,626	(19,802)	83,680	(129,251)

Net increase (decrease) in net assets resulting from capital transactions	767,305	673,876	802,711	225,443	13,216	739,957	565,279	598,539	692	1,425,908	1,017,535	124,582	305,501	628,752

Total increase (decrease)	707,062	729,894	627,514	172,438	12,709	517,038	332,647	572,874	739	1,167,725	519,903	21,761	318,492	726,210

NET ASSETS, at beginning of the period/year	553,932	154,227	1,394,287	237,360	-	793,331	816,270	398,433	-	1,171,990	2,893,797	370,490	-	813,515

NET ASSETS, at end of the year	$1,260,994	$884,121	$2,021,801	$409,798	$12,709	$1,310,369	$1,148,917	$971,307	$739	$2,339,715	$3,413,700	$392,251	$318,492	$1,539,725

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2001

	MML Money Market Division	#MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	#Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$143,562	$(15)	$1,739	$3,678	$264,448	$619	$167,577	$285,802	$14,774	$2,058	$23,090	$(16)	$(3,981)	$94,177

Net realized gain (loss) on investments	(3,622)	1,961	(191,077)	8,994	(1,055,373)	94	(301,038)	(562,157)	(1,584)	(32,391)	(895)	4,345	(68,957)	(163,330)

Change in net unrealized appreciation/depreciation of investments	1,657	305	93,827	26,221	103,683	(812)	(148,154)	30,935	(11,160)	(57,989)	(8,811)	181	118,263	27,126

Net increase (decrease) in net assets resulting from operations	141,597	2,251	(95,511)	38,893	(687,242)	(99)	(281,615)	(245,420)	2,030	(88,322)	13,384	4,510	45,325	(42,027)

Capital transactions: (Note 7)

Transfer of net premium	5,979,228	3,018	263,895	421,949	1,386,611	71,675	1,281,874	1,518,737	97,679	553,926	263,930	2,909	876,186	365,497

Transfer of surrender values	(289,266)	(799)	(224,401)	(37,018)	(144,522)	(5,510)	(140,196)	(550,318)	(9,469)	(70,053)	(18,277)	(1,645)	(332,455)	(16,032)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,372	(712)	(3,368)	4,165	30,726	259	10,162	7,333	33	(1,012)	451	95	(3,768)	(1,274)

Withdrawal due to charges for administrative and insurance costs	(158,794)	(33)	(3,573)	(9,610)	(16,435)	(361)	(12,121)	(22,359)	(4,810)	(13,763)	(2,641)	(64)	(17,842)	(5,857)

Divisional transfers and transfers to/from Guaranteed Principal Account	(1,597,622)	5,291	(39,301)	367,756	(152,084)	41,094	286,108	(249,298)	35,416	238,771	164,239	(3,263)	397,976	276,433

Net increase (decrease) in net assets resulting from capital transactions	3,934,918	6,765	(6,748)	747,242	1,104,296	107,157	1,425,827	704,095	118,849	707,869	407,702	(1,968)	920,097	618,767

Total increase (decrease)	4,076,515	9,016	(102,259)	786,135	417,054	107,058	1,144,212	458,675	120,879	619,547	421,086	2,542	965,422	576,740

NET ASSETS, at beginning of the period/year	3,048,579	-	456,068	308,508	1,711,466	5,156	1,420,305	2,432,507	144,383	628,295	200,518	-	1,170,760	63,597

NET ASSETS, at end of the year	$7,125,094	$9,016	$353,809	$1,094,643	$2,128,520	$112,214	$2,564,517	$2,891,182	$265,262	$1,247,842	$621,604	$2,542	$2,136,182	$640,337

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	American Century® VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$(397)	$658	$(738)	$13,923	$4,368	$6,745	$35,966	$89,147	$17,470	$55,605	$11,265	$65,916

Net realized gain (loss) on investments	(4,391)	(162)	(11,108)	(1,400)	(16,967)	(34,620)	(62)	5,660	(21,389)	(571)	89	-

Change in net unrealized appreciation/depreciation of investments	(34,849)	(9,212)	(27,243)	(32,939)	(67,913)	(53,417)	(38,121)	(69,061)	(198,631)	(104,542)	10,338	-

Net increase (decrease) in net assets resulting from operations	(39,637)	(8,716)	(39,089)	(20,416)	(80,512)	(81,292)	(2,217)	25,746	(202,550)	(49,508)	21,692	65,916

Capital transactions: (Note 7)

Transfer of net premium	208,454	11,251	489,536	60,661	213,780	333,752	116,221	418,455	357,516	66,601	76,585	7,257,630

Transfer of surrender values	(14,206)	(2,221)	(28,533)	(5,374)	(15,605)	(16,112)	(9,312)	(18,695)	(40,725)	(4,992)	(8,833)	(89,067)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	8,331	1,075	12,571	906	3,935	(669)	(606)	(3,084)	9,591	907	534	12,408

Withdrawal due to charges for administrative and insurance costs	(751)	(56)	(1,979)	(128)	(1,215)	(605)	(674)	(2,315)	(4,697)	(447)	(1,498)	(16,870)

Divisional transfers and transfers to (from) Guaranteed Principal Account	391,741	152,894	961,781	201,711	672,948	581,196	295,021	751,883	2,774,662	357,929	725,035	(4,181,438)

Net increase (decrease) in net assets resulting from capital transactions	593,569	162,943	1,433,376	257,776	873,843	897,562	400,650	1,146,244	3,096,347	419,998	791,823	2,982,663

Total increase (decrease)	553,932	154,227	1,394,287	237,360	793,331	816,270	398,433	1,171,990	2,893,797	370,490	813,515	3,048,579

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$553,932	$154,227	$1,394,287	$237,360	$793,331	$816,270	$398,433	$1,171,990	$2,893,797	$370,490	$813,515	$3,048,579

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$51,786	$2,197	$(1,083)	$(2)	$(724)	$(1,466)	$(53)	$(389)	$(103)	$17,347	$(72)

Net realized gain (loss) on investments	(8,127)	(8,076)	(37,577)	(4)	4,655	(58,610)	(1,673)	(2,751)	90	6,242	(7,128)

Change in net unrealized appreciation/depreciation of investments	(106,213)	16,559	(398,775)	104	(69,449)	34,966	(801)	(42,657)	1,449	(16,599)	1,924

Net increase (decrease) in net assets resulting from operations	(62,554)	10,680	(437,435)	98	(65,518)	(25,110)	(2,527)	(45,797)	1,436	6,990	(5,276)

Capital transactions: (Note 7)

Transfer of net premium	50,898	72,235	947,887	412	709,699	693,089	57,946	269,547	52,320	294,256	35,795

Transfer of surrender values	(6,819)	(5,347)	(44,975)	(169)	(29,260)	(31,125)	(1,048)	(12,071)	(1,797)	(21,764)	(2,679)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	763	6,091	20,230	5	7,208	10,677	597	3,458	46	11,353	(615)

Withdrawal due to charges for administrative and insurance costs	(518)	(828)	(3,545)	(14)	(1,210)	(4,355)	(291)	(1,967)	(242)	(1,898)	(196)

Divisional transfers and transfers to (from) Guaranteed Principal Account	474,298	225,677	1,229,304	4,824	799,386	1,789,331	89,706	415,125	148,755	881,823	36,568

Net increase (decrease) in net assets resulting from capital transactions	518,622	297,828	2,148,901	5,058	1,485,823	2,457,617	146,910	674,092	199,082	1,163,770	68,873

Total increase (decrease)	456,068	308,508	1,711,466	5,156	1,420,305	2,432,507	144,383	628,295	200,518	1,170,760	63,597

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$456,068	$308,508	$1,711,466	$5,156	$1,420,305	$2,432,507	$144,383	$628,295	$200,518	$1,170,760	$63,597

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

Notes To Financial Statements

1.	HISTORY

C.M. Life Insurance Company (“C.M. Life”) was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life Variable Life Separate Account I (the “Separate Account I”) is a separate investment account established on February 2, 1995, by C.M. Life in accordance with the laws of the State of Connecticut.

C.M. Life maintains four segments within Separate Account I. The initial segment (“EBVUL Segment”) is used exclusively for C.M. Life’s individual flexible premium variable life insurance policy, known as Executive Benefit Variable Universal Life.

On November 12, 1997, C.M. Life established a second segment (“SVUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, C.M. Life established a third segment (“VUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On November 23, 1999, C.M. Life established a fourth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for C.M. Life’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF SVUL II’s SEGMENT’S ASSETS

The SVUL II Segment consists of twenty-nine divisions. Each division invests in corresponding shares of either the American Century® Variable Portfolios, Inc. (“American Century VP”), Fidelity® Variable Insurance Products Funds II (“Fidelity VIP Fund II”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”), Janus Aspen Series (“Janus Aspen”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), and Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”). Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division, the Scudder VIT Small Cap Index Division was called Deutsche VIT Small Cap Index Division and the Templeton Foreign Securities Division was called Templeton International Securities Division.

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to the SVUL II Segment’s policyowners: American Century® VP Income & Growth Fund. American Century Investment Management, Inc. is the investment manager to the Fund.

Notes To Financial Statements (Continued)

Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL II Segment’s policyowners: Fidelity’s VIP II Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Fund.

Goldman Sachs VIT is an open-end, management investment company registered under the 1940 Act with one of its separate series of shares available to the SVUL II Segment’s policyowners: Goldman Sachs VIT Capital Growth Fund. Goldman Sachs Asset Management, a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Fund.

INVESCO VIF is an open-end, diversified, no-load management investment company registered under the 1940 Act with one of its Funds available to the SVUL II Segment’s policyowners: INVESCO VIF-Technology Fund. INVESCO Funds Group, Inc. is the investment adviser to the Fund.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with two of its separate series available to the SVUL II Segment’s policyowners: Janus Aspen Series Capital Appreciation Portfolio (Institutional Shares) and Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares). Janus Capital Corp. is the investment adviser to the Portfolios.

MML Trust is an open-end, investment company registered under the 1940 Act. Twelve of its fourteen separate series are available to the SVUL II Segment’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund and MML Small Cap Equity Fund (prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund). MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Equity Fund. MassMutual has entered into sub-advisory agreements with Babson and with Alliance Capital Management L.P. (“Alliance Capital”) on February 12, 2002 whereby Babson and Alliance Capital each manage a portion of the portfolio of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DeAM”) whereby DeAM manages the investments of the MML Equity Index Fund and MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DeAM, served as sub-adviser to the Funds. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-advisor to the MML Large Cap Value Fund. MassMutual has entered into an interim sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) and has entered into a sub-advisory agreement with Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for a portion of the MML Small Cap Growth Equity. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers.

Oppenheimer Funds are an open-end, management investment company registered under the 1940 Act with seven of its Funds available to the SVUL II Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Fund.

Panorama Fund is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL II Segment’s policyowners: Oppenheimer International Growth Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund.

Deutsche VIT Funds is an investment company registered under the 1940 Act with one of its separate series available to the SVUL II Segment’s policyowners: Scudder VIT Small Cap Index Fund (prior to May 1, 2002, this fund was called Deutsche VIT Small Cap Index Fund). Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DeAM, served as the investment adviser to the Fund.

Notes To Financial Statements (Continued)

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series of shares available to the SVUL II Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Franklin Templeton VIP Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series available to the SVUL II Segment’s policyowners: Templeton Foreign Securities Fund (Class 2) (prior to May 1, 2002, this fund was called Templeton International Securities Fund). Templeton Investment Counsel, LLC is the investment adviser to the Fund.

In addition to the twenty-nine divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of C.M. Life’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by SVUL II Segment in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A. Investment	Valuation

Investments in the American Century VP, Fidelity VIP Fund II, Goldman Sachs VIT, INVESCO VIF, Janus Aspen, MML Trust, Oppenheimer Fund, Panorama Fund, Deutsche VIT Funds, T. Rowe Price and Franklin Templeton VIP Trust are each stated at market value, which is the net asset value of each of the respective underlying funds.

B. Accounting	for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal	Income Taxes

Operations of the Separate Account I form a part of the total operations of C.M. Life, and the Separate Account I is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of the SVUL II Segment credited to the policies. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account I.

D. Policy	Loan

When a policy loan is made, SVUL II Segment transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of SVUL II Segment by an equal amount. The interest rate charge on any loan is 4% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest on the loaned value at a rate which is the greater of 3% or the policy loan rate less the loan interest rate expense charge.

E.    Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes To Financial Statements (Continued)

4.	CHARGES

A premium expense charge is deducted from each premium payment made prior to the allocation of the payment to the Divisions of the SVUL II Segment of Separate Account I and the GPA. The charge is 8.5% of premium up to premium expense factor and 5% of premium over expense premium. The expense premium is based on the issue age, gender, and risk classification of the Insured.

Monthly charges will be deducted from the account value. The monthly charges consist of: (a) an administrative charge; (b) a face amount charge; (c) an insurance charge and (d) a rider charge for any additional benefits provided by rider.

Daily charges against the net asset value of the SVUL II Segment of Separate Account I will be assessed for mortality and expense risks. This charge is not deducted from the assets in the GPA. The current effective annual rate is 0.25%, on an annual basis, of daily net asset value of the SVUL II Segment of Separate Account I.

The mortality risk is a risk that the group of lives C.M. Life insures may, on average, live for shorter periods of time than C.M. Life estimated. The mortality risk is fully borne by C.M. Life and may result in additional amounts being transferred into the SVUL II Segment’s account by C.M. Life to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to C.M. Life.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal of the policies pursuant to an underwriting and servicing agreement to which MML Distributors, MassMutual and Separate Account I are parties. MML Investors Services, Inc. (“MMLISI”) serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreement, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriter of the policy.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division

Cost of purchases	$976,653	$1,897,133	$566,738	$45,024	$598,358	$3,664,871	$549,413	$11,491	$752,536	$2,452,835	$225,044	$723,433	$571,566	$1,030,551

Proceeds from sales	(171,476)	(332,690)	(137,818)	(2,837)	(73,488)	(3,149,323)	(61,217)	(1,026)	(353,384)	(1,174,510)	(88,588)	356,766	(364,360)	120,512

	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Cost of purchases	$52,264,657	$7,281	$649,520	$274,330	$830,917	$627,627	$1,242,845	$843,685	$248,939	$721,710	$320,201	$22,042,411	$717,457	$965,392	$13,060,630

Proceeds from sales	(46,589,282)	(2,261)	(551,454)	(60,671)	(191,745)	(17,499)	(168,759)	(306,038)	(38,884)	(166,997)	(95,500)	(22,238,240)	(465,715)	(275,182)	(12,726,383)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

The changes in units outstanding for the year ended December 31, 2002 was as follows:

December 31, 2002	American Century® VP Income & Income Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division

Units Purchases	898,895	1,102,748	325,882	24,989	831,375	855,956	560,317	5,038	793,863	1,648,413	286,141	9,357	97,904	467,960

Units withdrawn and transferred to GPA	(137,031)	(253,734)	(50,420)	(6,353)	(233,558)	(193,841)	(99,728)	(1,790)	(218,437)	(540,410)	(68,349)	(75)	(22,079)	(109,113)

Units transferred between divisions and transferred from/to GPA	394,061	1,192,935	456,574	46,214	338,911	229,255	70,986	10,242	(150,409)	452,041	3,824	353,806	162,743	290,145

Net increase (decrease)	1,155,925	2,041,949	732,036	64,850	936,728	891,370	531,575	13,490	425,017	1,560,044	221,616	363,088	238,568	648,992

Units, at beginning of the period/year	1,535,163	2,481,136	526,502	15,879	2,113,982	1,841,414	1,036,027	805	2,624,962	4,319,505	588,137	-	334,885	1,314,374

Units, at end of the year	2,691,088	4,523,085	1,258,538	80,729	3,050,710	2,732,784	1,567,602	14,295	3,049,979	5,879,549	809,753	363,088	573,453	1,963,366

December 31, 2002 (Continued)	MML Money Market Division	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	Scudder VIT Small Cap Index Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign Securities Division

Units Purchases	9,816,725	12,357	323,271	241,617	1,848,420	260,531	1,691,894	1,106,409	160,888	781,158	217,359	24,091	127,007	824,658	170,363

Units withdrawn and transferred to GPA	(827,965)	(3,373)	(68,166)	(49,365)	(434,989)	(29,249)	(301,542)	(244,344)	(35,334)	(174,456)	(41,951)	(5,376)	(31,004)	(211,714)	(56,169)

Units transferred between divisions and transferred from/to GPA	(3,829,144)	-	(141,126)	128,798	53,920	271,657	262,184	(159,364)	63,223	167,131	(18,006)	37,926	258,318	238,052	432,573

Net increase (decrease)	5,159,616	8,984	113,979	321,050	1,467,351	502,939	1,652,536	702,701	188,777	773,833	157,402	56,641	354,321	850,996	546,767

Units, at beginning of the period/year	6,625,831	10,490	990,916	473,950	3,974,568	99,595	3,247,634	3,438,719	267,147	1,540,404	581,380	3,021	928,995	2,144,949	742,896

Units, at end of the year	11,785,447	19,474	1,104,895	795,000	5,441,919	602,534	4,900,170	4,141,420	455,924	2,314,237	738,782	59,662	1,283,316	2,995,945	1,289,663

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

The changes in units outstanding for the year ended December 31, 2001 was as follows:

December 31, 2001	American Century® VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division

Units Purchases	883,927	285,505	1,014,836	336,151	8,554	982,516	921,435	612,245	971	1,135,765

Units withdrawn and transferred to GPA	(85,662)	(20,737)	(159,908)	(31,593)	(748)	(138,848)	(126,690)	(53,032)	(166)	(128,272)

Units transferred between divisions and transferred from/to GPA	120,399	499,233	128,431	(38,256)	8,073	270,357	34,467	77,274		498,926

Net increase (decrease)	918,664	764,001	983,359	266,302	15,879	1,114,025	829,212	636,487	805	1,506,419

Units, at beginning of the period/year	616,499	164,994	1,497,777	260,200	-	999,957	1,012,202	399,540	-	1,118,543

Units, at end of the year	1,535,163	928,995	2,481,136	526,502	15,879	2,113,982	1,841,414	1,036,027	805	2,624,962

December 31, 2001 (Continued)	MML Equity Index Division	MML Growth Equity Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division

Units Purchases	3,341,678	244,324	248,990	737,465	7,082,455	3,279	343,674	407,527	2,382,729	68,491

Units withdrawn and transferred to GPA	(2,661,161)	(41,510)	(4,209)	(60,439)	(424,145)	(1,006)	(316,094)	(45,868)	(283,018)	(5,154)

Units transferred between divisions and transferred from/to GPA	431,363	(29,078)	90,104	(110,020)	(2,964,366)	8,217	(85,545)	341,335	(316,176)	31,387

Net increase (decrease)	1,111,880	173,736	334,885	567,006	3,693,944	10,490	(57,965)	702,994	1,783,535	94,724

Units, at beginning of the period/year	3,207,625	414,401	-	747,368	2,931,887	-	531,915	287,922	2,191,033	4,871

Units, at end of the year	4,319,505	588,137	334,885	1,314,374	6,625,831	10,490	473,950	990,916	3,974,568	99,595

December 31, 2001 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Units Purchases	1,565,866	1,851,734	97,700	683,160	251,484	3,256	949,645	418,797

Units withdrawn and transferred to GPA	(187,032)	(695,161)	(14,308)	(101,652)	(19,965)	(2,176)	(370,342)	(24,236)

Units transferred between divisions and transferred from/to GPA	300,308	(256,383)	35,856	263,846	153,719	1,941	403,862	286,510

Net increase (decrease)	1,679,142	900,190	119,248	845,354	385,238	3,021	983,165	681,071

Units, at beginning of the period/year	1,568,492	2,538,529	147,899	695,050	196,142	-	1,161,784	61,825

Units, at end of the year	3,247,634	3,438,719	267,147	1,540,404	581,380	3,021	2,144,949	742,896

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values, units outstanding, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the three years in the period ended December 31, 2002, follows:

	Units	Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
American Century® VP Income & Growth Division

December 31,

2002	2,691,088	$0.66	$1,777,849	0.73%	0.25%	(19.97)%

2001	1,535,163	0.82	1,260,994	0.46%	0.25%	(8.58)%

2000*	616,499	0.90	553,932	(0.15)%	0.25%	(10.15)%

Fidelity® VIP II Contrafund® Division

December 31,

2002	4,523,085	0.74	3,332,790	0.46%	0.25%	(10.02)%

2001	2,481,136	0.81	2,021,801	2.69%	0.25%	(12.50)%

2000*	1,497,777	0.93	1,394,287	(0.16)%	0.25%	(6.91)%

Goldman Sachs Capital Growth Division

December 31,

2002	1,258,538	0.59	739,377	0.03%	0.25%	(25.05)%

2001	526,502	0.78	409,798	0.39%	0.25%	(14.67)%

2000*	260,200	0.91	237,360	12.69%	0.25%	(8.78)%

INVESCO Technology Division

December 31,

2002	80,729	0.42	34,259	(0.25)%	0.25%	(47.24)%

2001*	15,879	0.80	12,709	(0.11)%	0.25%	(45.96)%

Janus Aspen Capital Appreciation Division

December 31,

2002	3,050,710	0.52	1,590,683	0.37%	0.25%	(16.30)%

2001	2,113,982	0.62	1,310,369	1.17%	0.25%	(21.87)%

2000*	999,957	0.79	793,331	1.46%	0.25%	(20.66)%

Janus Aspen Worldwide Growth Division

December 31,

2002	2,732,784	0.46	1,267,080	0.76%	0.25%	(26.06)%

2001	1,841,414	0.62	1,148,917	0.31%	0.25%	(22.63)%

2000*	1,012,202	0.81	816,270	2.61%	0.25%	(19.36)%

MML Blend Division

December 31,

2002	1,567,602	0.83	1,297,006	2.86%	0.25%	(12.19)%

2001	1,036,027	0.94	971,307	15.06%	0.25%	(5.99)%

2000*	399,540	1.00	398,433	26.31%	0.25%	(0.28)%

MML Emerging Growth Division

December 31,

2002	14,295	0.53	7,533	(0.24)%	0.25%	(42.87)%

2001*	805	0.92	739	0.00%	0.00%	(16.54)%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
MML Equity Division

December 31,

2002	3,049,979	$0.72	$2,181,543	2.72%	0.25%	(20.15)%

2001	2,624,962	0.89	2,339,715	35.48%	0.25%	(14.93)%

2000*	1,118,543	1.05	1,171,990	25.41%	0.25%	4.78%

MML Equity Index Division

December 31,

2002	5,879,549	0.61	3,601,935	1.34%	0.25%	(22.87)%

2001	4,319,505	0.79	3,414,700	0.60%	0.25%	(12.40)%

2000*	3,207,625	0.90	2,893,797	1.08%	0.25%	(9.78)%

MML Growth Equity Division

December 31,

2002	809,753	0.48	389,223	(0.25)%	0.25%	(28.34)%

2001	588,137	0.67	392,251	(0.21)%	0.25%	(25.38)%

2000*	414,401	0.89	370,490	25.08%	0.25%	(10.60)%

MML Inflation-Protected Bond Division

December 31,

2002*	363,088	1.02	370,967	0.37%	0.09%	2.00%

MML Large Cap Value Division

December 31,

2002	573,453	0.79	455,581	0.16%	0.25%	(16.86)%

2001*	334,885	0.95	318,492	0.32%	0.25%	(11.38)%

MML Managed Bond Division

December 31,

2002	1,963,366	1.27	2,487,039	6.25%	0.25%	7.60%

2001	1,314,374	1.17	1,539,725	6.78%	0.25%	7.62%

2000*	747,368	1.09	813,515	3.70%	0.25%	8.85%

MML Money Market Division

December 31,

2002	11,785,447	1.09	12,804,747	0.99%	0.25%	0.53%

2001	6,625,831	1.08	7,125,094	3.08%	0.25%	3.41%

2000*	2,931,887	1.04	3,048,579	3.73%	0.25%	3.98%

MML OTC 100 Division

December 31,

2002	19,474	0.53	10,415	(0.25)%	0.25%	(38.15)%

2001*	10,490	0.86	9,016	(0.15)%	0.25%	(33.28)%

MML Small Cap Equity Division

December 31,

2002	1,104,895	0.97	1,073,377	(0.01)%	0.25%	(12.49)%

2001	990,916	1.10	1,094,643	0.60%	0.25%	3.10%

2000*	287,922	1.07	308,508	1.95%	0.25%	7.15%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
MML Small Cap Growth Equity Division

December 31,

2002	795,000	$0.55	$438,579	(0.25)%	0.25%	(26.50)%

2001	473,950	0.75	353,809	0.34%	0.25%	(12.93)%

2000*	531,915	0.86	456,068	18.33%	0.25%	(14.26)%

Oppenheimer Aggressive Growth Division

December 31,

2002	5,441,919	0.39	2,099,144	0.39%	0.25%	(28.33)%

2001	3,974,568	0.54	2,128,520	14.89%	0.25%	(31.44)%

2000*	2,191,033	0.78	1,711,466	(0.16)%	0.25%	(21.89)%

Oppenheimer Bond Division

December 31,

2002	602,534	1.24	746,156	3.68%	0.25%	8.21%

2001	99,595	1.14	112,214	1.57%	0.25%	7.52%

2000*	4,871	1.06	5,156	(0.06)%	0.25%	5.86%

Oppenheimer Capital Appreciation Division

December 31,

2002	4,900,170	0.58	2,823,057	0.29%	0.25%	(27.40)%

2001	3,247,634	0.79	2,564,517	8.49%	0.25%	(12.80)%

2000*	1,568,492	0.91	1,420,305	(0.14)%	0.25%	(9.45)%

Oppenheimer Global Securities Division

December 31,

2002	4,141,420	0.65	2,704,500	0.27%	0.25%	(22.73)%

2001	3,438,719	0.84	2,891,182	11.60%	0.25%	(12.26)%

2000*	2,538,529	0.96	2,432,507	(0.15)%	0.25%	(4.18)%

Oppenheimer High Income Division

December 31,

2002	455,924	0.97	440,761	7.86%	0.25%	(3.12)%

2001	267,147	0.99	265,262	7.90%	0.25%	1.71%

2000*	147,899	0.98	144,383	(0.13)%	0.25%	(2.38)%

Oppenheimer Main Street® Growth & Income Division

December 31,

2002	2,314,237	0.66	1,518,503	0.43%	0.25%	(19.40)%

2001	1,540,404	0.81	1,247,842	0.22%	0.25%	(10.38)%

2000*	695,050	0.90	628,295	(0.14)%	0.25%	(9.60)%

Oppenheimer Strategic Bond Division

December 31,

2002	738,782	$1.15	$846,577	6.86%	0.25%	6.64%

2001	581,380	1.07	621,604	6.07%	0.25%	4.58%

2000*	196,142	1.02	200,518	(0.14)%	0.25%	2.23%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
Oppenheimer International Growth Division

December 31,

2002	59,662	0.60	35,804	(0.23)%	0.23%	(29.04)%

2001*	3,021	0.84	2,542	(0.13)%	0.25%	(24.50)%

Scudder VIT Small Cap Index Division

December 31,

2002	1,283,316	0.75	967,522	0.76%	0.25%	(21.18)%

2001	928,995	0.95	884,121	9.69%	0.25%	1.81%

2000*	164,994	0.93	154,227	0.71%	0.25%	(6.53)%

T. Rowe Price Mid-Cap Growth Division

December 31,

2002	2,995,945	0.78	2,343,824	(0.25)%	0.25%	(21.84)%

2001	2,144,949	1.00	2,136,182	(0.25)%	0.25%	(1.17)%

2000*	1,161,784	1.01	1,170,760	3.64%	0.25%	0.77%

Templeton Foreign Securities Division

December 31,

2002	1,289,663	0.70	903,018	1.16%	0.25%	(19.17)%

2001	742,896	0.86	640,337	22.60%	0.25%	(16.21)%

2000*	61,825	1.03	63,597	(0.12)%	0.25%	2.87%

*	Commenced operations

9.	SUBSEQUENT EVENT

Effective January 31, 2003, Northern Trust Investments, Inc. (“Northern Trust”) replaced DeAM as the MML Equity Index Fund’s and the MML OTC 100 Fund’s sub-advisor. This change resulted from the sale by Deutsche Bank, the parent company of DeAM, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

Report of Independent Auditors

To the Board of Directors and Shareholders of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2002 and 2001, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of C.M. Life Insurance Company as of December 31, 2002 and 2001, or the results of its operations or its cash flows for the years ended December 31, 2002, 2001 and 2000.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, the Company effective January 1, 2001 adopted certain statutory accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

March 6, 2003

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2002	2001
	(In Millions)
Assets:

Bonds	$1,510.7	$1,165.7
Common stock—subsidiary	194.0	–
Mortgage loans	420.9	329.0
Policy loans	132.9	132.4
Other investments	110.3	24.2
Cash and short-term investments	722.5	209.6

Total invested assets	3,091.3	1,860.9
Accrued investment income	32.4	27.8
Insurance amounts receivable	16.4	44.8
Deferred income taxes	10.1	7.1

	3,150.2	1,940.6

Separate account assets	2,958.4	3,317.5

Total assets	$6,108.6	$5,258.1

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2002	2001
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves	$2,712.3	$1,745.5
Deposit fund balances	16.4	7.9
Policyholders’ claims and other benefits	16.3	7.0
Transfers due (from) separate accounts	(94.3)	(123.7)
Payable to parent	46.4	45.0
Federal income taxes	45.0	22.5
Asset valuation and other investment reserves	15.8	16.1
Other liabilities	51.5	32.4

	2,809.4	1,752.7

Separate account liabilities	2,958.4	3,317.5

Total liabilities	5,767.8	5,070.2

Shareholder’s equity:

Common stock, $200 par value 50,000 shares authorized 12,500 shares issued and outstanding	2.5	2.5

Paid-in and contributed surplus	390.3	198.8

Surplus	(52.0)	(13.4)

Total shareholder’s equity	340.8	187.9

Total liabilities and shareholder’s equity	$6,108.6	$5,258.1

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Revenue:

Premium income	$1,830.1	$1,618.8	$2,288.6
Net investment income	147.3	115.3	100.9
Fees and other income	143.1	72.5	75.8

Total revenue	2,120.5	1,806.6	2,465.3

Benefits and expenses:

Policyholders’ benefits and payments	658.0	467.7	463.9
Addition to policyholders’ reserves and funds	1,204.6	1,059.6	1,679.7
Operating expenses	152.3	168.5	170.0
Commissions	136.1	121.9	140.2
State taxes, licenses and fees	18.1	14.8	15.2
Federal income tax expense (benefit)	12.5	(1.8)	7.2

Total benefits and expenses	2,181.6	1,830.7	2,476.2

Net loss from operations	(61.1)	(24.1)	(10.9)

Net realized capital gains (losses)	61.7	(5.5)	(3.0)

Net income (loss)	$0.6	$(29.6)	$(13.9)

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Shareholder’s equity, beginning of year, as previously reported	$187.9	$146.7	$95.3
Cumulative effect of the change in statutory accounting principles	–	15.9	–

Shareholder’s equity, beginning of year, as adjusted	187.9	162.6	95.3

Increase (decrease) due to:

Net income (loss)	0.6	(29.6)	(13.9)
Change in net unrealized capital gains (losses)	1.1	(4.9)	(3.6)
Change in asset valuation and other investment reserves	0.3	4.7	1.9
Additional paid-in and contributed surplus	191.5	45.0	85.0
Change in non-admitted assets	(11.0)	8.1	(9.1)
Change in reserve valuation bases	(34.9)	–	(9.0)
Other	5.3	2.0	0.1

Net increase	152.9	25.3	51.4

Shareholder’s equity, end of year	$340.8	$187.9	$146.7

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Operating activities:

Net income (loss)	$0.6	$(29.6)	$(13.9)
Addition to policyholders’ reserves and policy benefits, net of transfers to separate accounts	970.6	406.2	98.1
Change in accrued investment income	(4.6)	(6.4)	(4.6)
Change in federal income tax payable	22.5	10.2	19.6
Net realized capital (gains) losses	(61.7)	5.5	3.0
Other changes	31.1	13.7	(33.6)

Net cash provided by operating activities	958.5	399.6	68.6

Investing activities:

Loans and purchases of investments	(1,029.0)	(713.5)	(574.2)
Sales and maturities of investments and receipts from repayment of loans	575.4	360.6	354.9

Net cash used in investing activities	(453.6)	(352.9)	(219.3)

Financing activities:

Policyholders’ account balance deposits	16.6	5.2	–
Policyholders’ account balance withdrawals	(8.6)	(2.7)	(0.9)
Additional paid-in and contributed surplus	–	45.0	85.0

Net cash provided by financing activities	8.0	47.5	84.1

Increase (decrease) in cash and short-term investments	512.9	94.2	(66.6)

Cash and short-term investments, beginning of year	209.6	115.4	182.0

Cash and short-term investments, end of year	$722.5	$209.6	$115.4

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

1.	NATURE OF OPERATIONS

C.M. Life Insurance Company (the “Company”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 3 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between accounting principles pursuant to statutory and GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality and interest assumptions, whereas GAAP reserves would generally be based upon net level premium or the estimated gross margin method with appropriate estimates of future mortality and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally requires reporting at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity, whereas GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against shareholder’s equity, while under GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (h) reinsurance recoverables are reported as a reduction of policyholders’ reserves and funds, while under GAAP, these recoverables are reported as an asset.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as well as disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during reporting periods. The most significant estimates include those used in determining investment valuation reserves, other than temporary impairments and the liability for future policyholders’ reserves and funds. Future events, including, but not limited to, changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Bonds

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method.

The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Bond transactions are recorded on a trade date basis.

Notes To Statutory Financial Statements, Continued

For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c.	Common stock-subsidiary

During 2002, MML Bay State Life Insurance Company (“Bay State”) became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State’s outstanding shares of common stock from MassMutual to the Company. The Company’s investment in Bay State is classified as Common stock-subsidiary on the Statutory Statements of Financial Position. The Company accounts for the value of its investment in Bay State at its underlying statutory net equity. Bay State operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity.

This transaction was in the form of a related party capital contribution and is therefore considered a “non-economic transaction”. The transaction was recorded at existing book value and no realized capital gain or loss was recorded on this transaction.

d.	Mortgage loans

Mortgage loans are valued at amortized cost, net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains and losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Other investments

Other investments primarily include derivatives, real estate, unaffiliated common stocks and preferred stocks.

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting is not met.

Derivatives are included in other investments on the Statutory Statements of Financial Position. Derivatives are carried at fair value and changes in fair values are recorded as realized capital gains and losses on the Statutory Statements of Income. In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument, the premium is amortized into investment income over the useful life of the derivative instrument. The Company’s derivative strategy employs a variety of instruments, including interest rate and currency swaps, options, forward commitments and asset and equity swaps.

Common stocks are valued in accordance with rules established by the NAIC. Generally, common stocks are valued at fair value with unrealized gains and losses included in shareholder’s equity. The values of common stocks are adjusted for impairments in value deemed to be other than temporary.

Notes To Statutory Financial Statements, Continued

The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Common stock transactions are recorded on a trade date basis.

Preferred stocks in good standing are valued at cost and are included in other investments on the Statutory Statements of Financial Position.

g.	Cash and short-term investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

h.	Accrued investment income

Accrued investment income is valued in accordance with rules established by the NAIC. Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loan interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

i	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the policyholder assumes the investment risk and guaranteed separate accounts. The Company did not have any guaranteed separate accounts at December 31, 2002 or 2001. Premium income, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

j	Non-Admitted assets

Assets designated as “non-admitted” by the NAIC include prepaid agent commissions, other prepaid expenses and disallowed interest maintenance reserves and are excluded from the Statutory Statements of Financial Position by an adjustment to shareholder’s equity.

k.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium, the Commissioners’ Reserve Valuation Method and the California Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 4.00% to 4.50%.

Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 5.25% to 7.25%.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Traditional life permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves.

Notes To Statutory Financial Statements, Continued

Universal and variable life products use a formula that applies a weighted average credited rate to the mean average account value. Corporate owned life insurance products use a formula, which applies a weighted average credited rate to the mean account value. For single premium deferred annuities, basic data was used and for supplementary contracts, a formula was used based upon statutory regulations.

The Company waives deduction of deferred fractional premiums on death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. The Company reserves for any surrender value promised in excess of the reserve as legally computed.

The reserve method applied to standard policies is used for substandard reserve calculations which are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $3,542.5 million of insurance in force at December 31, 2002, for which the gross premium is less than the net premium according to the standard valuation set by the Department.

Guaranteed minimum death benefit reserves (“GMDB”) on certain variable universal life and annuity products are also established by the Company. These reserves are largely a function of historical separate account returns and assumptions regarding future separate account returns as well as the contractual provisions of the issued GMDBs. The GMDB reserve balance at December 31, 2002 and 2001 was $22.8 million and $21.2 million, respectively.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $36.1 million decrease in shareholder’s equity.

During 2002, the Company reflected Actuarial Guideline XXXIV for minimum guaranteed death benefits included in variable annuity contracts, resulting in a $1.2 million increase in shareholder’s equity.

During 2000, the Company adopted the continuous application of the Commissioner’s Reserve Valuation Method of calculating individual annuity reserves resulting in a $9.0 million decrease to shareholder’s equity. Previously, the Company used a curtate application of the Commissioners’ Reserve Valuation Method.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

l.	Deposit fund balances

Reserves for supplemental contracts and annuities certain are based on account value or accepted actuarial methods.

m.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate account.

n.	Asset valuation and other investment reserves

The Company maintains an Asset Valuation Reserve (“AVR”). The AVR and other investment reserves stabilize shareholder’s equity against fluctuations in the value of stocks, bonds, mortgage loans and real estate investments.

o.	Other liabilities

Other liabilities primarily include payables for securities purchased, amounts payable on reinsurance contracts, outstanding drafts and due and accrued expenses.

p.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premium income, benefits to policyholders and reserves are stated net of reinsurance.

Notes To Statutory Financial Statements, Continued

Reinsurance premium, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

q.	Premium and related expense recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

r.	Realized capital gains and losses

Net realized after tax capital losses of $8.9 million in 2002, $0.9 million in 2001 and $5.1 million in 2000 were deferred into the Interest Maintenance Reserve (“IMR”). Amortization of the IMR into net investment income amounted to $0.6 million in 2002, $(0.9) million in 2001 and $0.5 million in 2000. Realized capital gains and losses, net of taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses, other than those related to separate accounts, are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

3.	NEW ACCOUNTING STANDARDS

On January 1, 2001, the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on shareholder’s equity of $15.9 million was principally due to a change in accounting for certain investments in derivatives, the exclusion of a cost of collection liability and the admission of a net deferred tax asset.

In May 2002, the National Association of Insurance Commissioners issued Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” with an effective date of January 1, 2003. SSAP No. 86 supercedes SSAP No. 31 “Derivative Instruments” and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized gains or unrealized losses. Adoption of SSAP No. 86 by the Company will change the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized gains and losses to unrealized gains and losses.

Certain 2001 and 2000 balances have been reclassified to conform to current year presentation.

Notes To Statutory Financial Statements, Continued

4.	INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and estimated fair value of bonds were as follows:

	December 31, 2002
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$58.5	$0.5	$–	$59.0
Debt securities issued by foreign governments	1.4	–	–	1.4
Asset-backed securities	54.3	0.1	0.1	54.3
Mortgage-backed securities	244.7	1.5	–	246.2
State and local governments	1.1	0.3	–	1.4
Corporate debt securities	1,072.1	20.1	3.4	1,088.8
Utilities	69.9	2.9	0.6	72.2
Affiliates	8.7	–	–	8.7

	$1,510.7	$25.4	$4.1	$1,532.0

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$119.7	$–	$–	$119.7
Debt securities issued by foreign governments	2.1	–	–	2.1
Asset-backed securities	49.5	–	–	49.5
Mortgage-backed securities	109.1	0.4	–	109.5
State and local governments	1.1	–	–	1.1
Corporate debt securities	812.3	5.2	2.9	814.6
Utilities	63.9	1.1	–	65.0
Affiliates	8.0	–	0.2	7.8

	$1,165.7	$6.7	$3.1	$1,169.3

Notes To Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2002 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$35.4	$35.5
Due after one year through five years	316.7	320.5
Due after five years through ten years	728.9	744.4
Due after ten years	103.8	104.2

	1,184.8	1,204.6
Asset and mortgage-backed securities, and obligations of U.S. government corporations and agencies	325.9	327.4

	$1,510.7	$1,532.0

The purchases, sales and maturities of bonds were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$840.1	$550.3
Proceeds from investments sold, matured or repaid	482.6	275.0
Gross realized capital gains	3.3	1.6
Gross realized capital losses	14.3	9.3

Portions of realized gains and losses were deferred into the IMR. Other than temporary impairments on bonds during the years ended December 31, 2002 and 2001 were $6.3 million and $4.7 million, respectively, and were included in the gross realized capital losses noted above.

The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

b.	Common stock-subsidiary

During 2002, MML Bay State Life Insurance Company (“Bay State”) became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State’s outstanding shares of common stock from MassMutual to the Company.

Summarized below is statutory financial information for Bay State as of and for the years ended December 31, 2002 and 2001:

	2002	2001
	(In Millions)
Assets	$3,872.2	$3,870.1
Liabilities	3,678.2	3,689.8
Total revenue	193.2	676.2
Net income	14.7	25.4

c.	Mortgage loans

Mortgage loans, comprised primarily of commercial mortgage loans, were $420.9 million, net of valuation reserves of $0.1 million at December 31, 2002. Mortgage loans were $329.0 million at December 31, 2001. There was no valuation reserve at December 31, 2001. The Company’s mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2002 and 2001. There were no restructured loans at December 31, 2002. The book value of restructured loans was $2.8 million at December 31, 2001. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2002 and 2001.

Notes To Statutory Financial Statements, Continued

At December 31, 2002, scheduled mortgage loan maturities were as follows (in millions):

2003	$12.4
2004	24.9
2005	56.5
2006	31.6
2007	7.5
Thereafter	136.2

Commercial mortgage loans	269.1
Mortgage loan pools	151.8

Total mortgage loans	$420.9

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2002, commercial mortgage loan lending rates ranged from 2.17% to 10.00%.

The purchases, sales and maturities of mortgage loans were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$168.0	$119.4
Proceeds from investments sold, matured or repaid	75.5	61.0
Gross realized capital gains	0.1	0.6
Gross realized capital losses	0.4	0.0

The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 84% and 78% at December 31, 2002 and 2001, respectively.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2002	2001
	(In Millions)
California	$63.7	$50.3
Texas	33.3	21.3
Florida	20.3	16.6
New York	17.2	12.4
Illinois	16.6	27.3
Massachusetts	13.3	21.4
All other states	104.7	74.5

Commercial mortgage loans	269.1	223.8
Nationwide loan pools	151.8	105.2

Total mortgage loans	$420.9	$329.0

d.	Other investments

Net investment income on derivative instruments was $14.5 million and $1.7 million for the years ended December 31, 2002 and 2001, respectively. There was no net investment income on derivative instruments for the year ended December 31, 2000.

Notes To Statutory Financial Statements, Continued

e.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Bonds	$(11.0)	$(7.7)	$(0.4)
Mortgage loans	(0.3)	0.6	(1.6)
Closed derivatives	(9.0)	(1.2)	(8.4)
Derivatives mark-to-market	68.5	1.0	–
Other investments	(1.2)	0.1	–
Federal and state taxes	5.8	0.8	2.3

Net realized capital gains (losses) before deferral to IMR	52.8	(6.4)	(8.1)

Losses deferred to IMR	13.7	1.4	7.9
Less: taxes on net deferred losses	(4.8)	(0.5)	(2.8)

Net deferred to IMR	8.9	0.9	5.1

Total net realized capital gains (losses)	$61.7	$(5.5)	$(3.0)

5.	PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met. The Company’s derivative strategy employs a variety of instruments, including interest rate and currency swaps, options, forward commitments and asset and equity swaps.

Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other investments on the Statutory Statements of Financial Position. Gains and losses realized on the termination or assignment of contracts are recognized as realized capital gains and losses.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of options is included in other investments on the Statutory Statements of Financial Position. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes currency swaps for the purpose of managing currency exchange risks. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association, Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses in the Statutory Statements of Income when contracts are closed and at each reporting date.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset combined with collateral obtained from counterparties, reduces the Company’s exposure. The amounts at risk in a net gain position, were $78.7 million and $12.5 million at December 31, 2002 and 2001, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized.

Notes To Statutory Financial Statements, Continued

The following table summarizes the carrying value, fair value and notional amount of the Company’s derivative financial instruments:

	December 31, 2002
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$65.8	$65.8	$1,104.0
Options	6.8	6.8	379.5
Currency swaps	1.0	1.0	17.3
Forward commitments, equity and asset swaps	3.3	3.3	244.5

Total	$76.9	$76.9	$1,745.3

	December 31, 2001
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$6.7	$6.7	$594.9
Options	3.8	3.8	669.5
Currency swaps	0.8	0.8	11.9
Forward commitments, equity and asset swaps	–	–	8.3

Total	$11.3	$11.3	$1,284.6

The notional amounts described above do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Derivative financial instruments: Fair value for these instruments is based upon quotations obtained from independent sources.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts is determined by discounting future cash flows at current market rates.

Notes To Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2002 and 2001:

	2002		2001
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$1,510.7	$1,532.0	$1,165.7	$1,169.3
Common stocks—unaffiliated	16.0	16.0	5.3	5.3
Preferred stocks	8.3	9.0	6.2	6.3
Mortgage loans	420.9	447.6	329.0	337.9
Policy loans	132.9	132.9	132.4	132.4
Derivative financial instruments	76.9	76.9	11.3	11.3
Cash and short-term investments	722.5	722.5	209.6	209.6
Financial liabilities:
Investment-type insurance contracts	1,506.4	1,505.6	670.1	670.4

7.	RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $161.8 million, $171.6 million and $172.6 million in 2002, 2001 and 2000, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced Company variable annuity contract. The Company received premium income of $256.2 million, $295.6 million and $1,090.9 million in 2002, 2001 and 2000, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company has recorded commissions payable of $5.3 million and $0.4 million as of December 31, 2002 and 2001, respectively and has paid $5.2 million and $15.0 million for the years ended December 31, 2002 and 2001, respectively. There were no commissions paid to MassMutual for the year ended December 31, 2000.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s retention limit per individual insured is $15.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $23.2 million, $22.9 million and $26.7 million was ceded to MassMutual in 2002, 2001 and 2000, respectively. Fees and other income include a $7.5 million, $8.1 million and a $9.1 million expense allowance from MassMutual in 2002, 2001 and 2000, respectively. In addition, a modified coinsurance adjustment of $26.8 million, $30.2 million and $28.1 million was ceded to MassMutual in 2002, 2001 and 2000, respectively. Policyholders’ benefits of $37.4 million, $33.8 million and $38.4 million were ceded to MassMutual in 2002, 2001 and 2000, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.32% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $66.0 million in 2002, $70.0 million in 2001, and $72.4 million in 2000 and it was not exceeded in any of the years. Premium income of $1.2 million in 2002 and $1.3 million in 2001 and 2000 was ceded to MassMutual.

The Company has a coinsurance agreement with MassMutual, whereby the Company cedes substantially 100% of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits.

Notes To Statutory Financial Statements, Continued

MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $29.7 million, $47.4 million, and $47.3 million was ceded to MassMutual in 2002, 2001 and 2000, respectively. Fees and other income include a $7.3 million, $28.5 million and a $46.5 million expense allowance from MassMutual in 2002, 2001 and 2000, respectively. In addition, experience refunds of $2.8 million and $2.5 million were ceded to the Company from MassMutual in 2002 and 2001 respectively. There were no experience refunds from MassMutual to the Company in 2000. Policyholders’ benefits of $1.1 million, $11.3 million and $5.9 million were ceded to MassMutual in 2002, 2001 and 2000, respectively.

Effective January 1, 2002, the Company entered into an additional coinsurance agreement with MassMutual, whereby the Company cedes substantially 100% of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $89.3 million was ceded to MassMutual in 2002. Fees and other income include an $82.8 million expense allowance from MassMutual in 2002. Policyholders’ benefits of $0.2 million were ceded to MassMutual in 2002.

8.	REINSURANCE

The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premium ceded to unaffiliated insurers was $52.8 million, $48.4 million and $46.2 million and reinsurance recoveries were $44.8 million, $71.6 million and $41.8 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts recoverable from unaffiliated reinsurers were $12.1 million and $22.1 million as of December 31, 2002 and 2001, respectively. At December 31, 2002, five unaffiliated reinsurers accounted for 87% of the outstanding reinsurance recoverable.

9.	FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as tax credits, results in effective tax rates which differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and shareholder’s equity at December 31, 2002 and 2001 are as follows (in millions):

	2002	2001
Total of deferred tax assets	$114.6	$61.1
Total of deferred tax liabilities	(34.0)	(3.0)

Net deferred tax asset	80.6	58.1
Deferred tax assets non-admitted	(70.5)	(51.0)

Net admitted deferred tax asset	$10.1	$7.1

Increase in non-admitted asset	$(19.5)	$–

The provision for incurred taxes on earnings for the years ended December 31, 2002 and 2001 are as follows (in millions):

	2002	2001
Federal income tax (benefit) on operations	$12.5	$(1.8)
Federal income tax (benefit) on net capital gains	(5.8)	(0.8)

Federal income tax (benefit) incurred	$6.7	$(2.6)

Notes To Statutory Financial Statements, Continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2002 and 2001 were as follows (in millions):

	2002	2001
Deferred tax assets:
Reserve items	$44.0	$11.2
Policy acquisition costs	58.2	47.7
Investment items	3.4	0.6
Unrealized investment losses	1.6	0.8
Other	7.4	0.8

Total deferred tax assets	114.6	61.1
Non-admitted deferred tax assets	(70.5)	(51.0)

Admitted deferred tax assets	44.1	10.1

Deferred tax liabilities:
Investment items	26.2	1.8
Unrealized investment gains	0.2	–
Reserve items	3.1	1.1
Other	4.5	0.1

Total deferred tax liabilities	34.0	3.0

Net admitted deferred tax assets	$10.1	$7.1

The change in net deferred income taxes is comprised of the following (in millions):

2002
Change in deferred tax assets	$53.5
Change in deferred tax liabilities	(31.0)

Net change in deferred tax asset	22.5
Tax effect of shareholder’s equity changes	(14.8)

Change in net deferred income taxes	$7.7

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows (in millions):

	2002	2001
Provision computed at statutory rate	$(0.6)	$(11.6)
Other	(0.4)	1.1

Total	$(1.0)	$(10.5)

Federal income taxes incurred	$6.7	$(2.6)
Change in net deferred income taxes	(7.7)	(7.9)

Total statutory income taxes	$(1.0)	$(10.5)

In 2002, 2001 and 2000, federal income tax refunds were $15.7 million, $12.1 million and $14.6 million, respectively. As of December 31, 2002, federal income taxes paid in 2000 that will be available for recovery in the event of future net losses were $3.9 million.

The Company plans to file its 2002 federal income tax return on a consolidated basis with its parent, MassMutual, and certain MassMutual affiliates. MassMutual and certain of its affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses by other group members.

The United States Internal Revenue Service has completed its examination of the Company’s income tax returns through the year 1997 and will begin examining the years 1998 through 2000 in early 2003. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

10.	SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business.

Notes To Statutory Financial Statements, Continued

Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. The Company is required to obtain prior approval for dividend payments in 2003.

During 2002, MML Bay State Life Insurance Company (“Bay State”) became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State’s outstanding shares of common stock from MassMutual to the Company. This transaction was in the form of a related party capital contribution of $191.5 million. In 2001 and 2000, MassMutual contributed additional paid-in capital of $45.0 million and $85.0 million, respectively, to the Company.

11.	BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of and for the years ended December 31, 2002 and 2001.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

d.	Funding commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2002, the Company had outstanding commitments to purchase privately placed securities and mortgage loans, which totaled $27.4 million and $63.3 million, respectively. At December 31, 2002, the Company had no outstanding commitments to purchase real estate.

12.	WITHDRAWAL CHARACTERISTICS

a.	General account annuity and deposit funds

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2002 are illustrated below (in millions):

	Amount	% of Total
Subject to discretionary withdrawal—with market value adjustment	$3,606.2	86%
Subject to discretionary withdrawal—without market value adjustment	534.9	13
Not subject to discretionary withdrawal	24.3	1

Total	$4,165.4	100%

Notes To Statutory Financial Statements, Continued

b.	Separate accounts

Information regarding the withdrawal characteristics of the separate account liabilities of the Company at December 31, 2002 is as follows (in millions):

Subject to discretionary withdrawal:
At market value	$2,641.6
Without market value adjustment	222.4

Total by withdrawal characteristics	2,864.0
Non-policy liabilities	94.4

Total separate account liabilities	$2,958.4

13.	AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2002, is illustrated below. Subsidiaries are wholly owned by MassMutual, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding Company

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiary of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding Company

CM Property Management, Inc.

HYP Management, Inc.

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding, LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment, Inc.

MML Investor Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.0%

Cornerstone Real Estate Advisers, Inc.

DLB Acquisition Corporation – 98.2%

Oppenheimer Acquisition Corporation – 96.03%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Institutional Funds

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of C.M. Life Insurance Company, establishing the Separate Account.1
	ii.	Form of Certificate of Secretary as to the establishment of the SVUL II segment of the Separate Account.2
Exhibit (b)	Not Applicable
Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and C.M. Life Insurance Company.[3]
	ii.	Form of co-underwriting agreement between MML Investors Services, Inc. and C.M. Life Insurance Company.[4]
Exhibit (d)	i.	Form of Survivorship Flexible Premium Adjustable Variable Life Insurance Policy[5]
	ii	Form of Accelerated Benefit Rider[5]
	iii.	Form of Estate Protection Rider[5]
	iv.	Form of Policy Split Option Rider[5]
	v.	Form of Survivorship Term Rider[5]
Exhibit (e)	Form of application for Survivorship Flexible Premium Adjustable Variable Life Insurance Policy.[6]
Exhibit (f)	i.	Copy of the Charter of Incorporation of C.M. Life Insurance Company.[7]
	ii.	By-Laws of C.M. Life Insurance Company.[7]
Exhibit (g)	Form of Reinsurance Contracts.[8]
Exhibit (h)	Form of Participation Agreements
	i.	American Century Variable Portfolios, Inc.[9]
	ii.	American Funds Insurance Series®[18]
	iii.	Deutsche Asset Management VIT Funds[10]
	iv.	Variable Insurance Products Fund II9
	v.	Goldman Sachs Variable Insurance Trust[11]
	vi.	INVESCO Variable Investment Funds, Inc.[12]
	vii.	Janus Aspen Series[10]
	viii.	Massachusetts Financial Services (MSF)[10]
	ix.	Oppenheimer Variable Account Funds[13]
	x.	Panorama Series Fund, Inc.[13]
	xi.	T. Rowe Price Equity Series, Inc.[11]
	xii.	Franklin Templeton Variable Insurance Products Trust[10]
Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable
Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered.*
Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable
Exhibit (n)	i.	Consent of independent auditors’, Deloitte & Touche LLP.*
	ii.	Powers of Attorney[1]
a. Power of Attorney – Isadore Jermyn[14]
b. Power of Attorney – Robert J. O’Connell[15]
c. Power of Attorney – Efrem Marder[2]
d. Power of Attorney – Lawrence V. Burkett, Jr.[16]
e. Power of Attorney – Brent Nelson[19]
f. Power of Attorney – Howard Gunton[17]
Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy.[18]

1	Incorporated by reference to Initial Registration Statement No. 333-49457 filed with the Commission as an exhibit on April 6, 1998.

2	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement No. 333-88493 filed with the Commission on January 20, 2000.

3	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-91072 dated August 11, 1995.

4	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 033-91072 dated May 1, 1996.

5	Incorporated by reference to the Initial Registration Statement No. 333-88493, to SVUL II—C.M. Life, filed with the Commission as an exhibit on October 5, 1999.

6	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 filed with the Commission as an exhibit on January 20, 2000.

7	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 033-91072 filed with the Commission as an exhibit effective May 1, 1998.

8	Incorporated by reference to Massachusetts Mutual Variable Life Separate Account I, VUL II Segment 333-50410, Post-Effective Amendment No 2 filed with the Commission as an exhibit on July 8, 2002.

9	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.

10	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed with the Commission as an exhibit on September 20, 1999.

11	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.

12	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 on form N-4 filed with the Commission as an exhibit in April, 2000.

13	Incorporated by reference to Initial Registration Statement of the Separate Account filed with the Commission as an exhibit on February 28, 1997. (Registration No. 333-22557)

14	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-61679 on Form N-4 filed with the Commission as an exhibit on December 21, 1998.

15	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-95845 on Form N-4 on August 1, 2000.

16	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-2347 on form S-2 filed with the Commission as an exhibit in March, 2000.

17	Incorporated by reference to the Post-Effective Amendment No. 9 to 333-2347 for C.M. Life Insurance Company filed with the Commission as an exhibit on Form S-2 on December 19, 2002.

18	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 filed with the Commission as an exhibit on or about March 26, 2003.

19	Incorporated by reference to Form 10-Q filing for C.M. Life Insurance Company filed with the Commission as an exhibit on September 30, 2001 (File No. 033-45123).

* Filed herewith.

Item 28. Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Director (since 1996)

President and Chief Executive Officer (1996–2000)

Massachusetts Mutual Life Insurance Company

Executive Vice President and General Counsel

(since 1993)

Howard Gunton, Director, Executive Vice President and Chief Financial Officer 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Director, Executive Vice President and

Chief Financial Officer (since 2002)

Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999–2001)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Director (since 1998); Senior Vice President and Actuary (since 1996)

Massachusetts Mutual Life Insurance Company

Senior Vice President and Actuary

(since 1999 and 1995–1998)

Senior Vice President and Chief Actuary (1998–1999)

Efrem Marder, Director 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Director (since 1999)

David L. Babson and Co. Inc.

Executive Director (since 2000)

Massachusetts Mutual Life Insurance Company

Executive Director (1998–2000)

Senior Managing Director (1996–1998)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Director (since 1999)

Chairman, President and Chief Executive Officer (since 2000)

Massachusetts Mutual Life Insurance Company

Chairman (since 2000), President and Chief Executive Officer (since 1999)

American International Group, Inc.

Senior Vice President (1991–1998)

AIG Life Companies

President and Chief Executive Officer (1991–1998)

1

PRINCIPAL OFFICERS (other than those who are also Directors):

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

James E. Miller, Executive Vice President 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Director (1998–1999)

Executive Vice President—Life Operations

(since 1999)

Senior Vice President—Life Operations (1998–1999)

Executive Vice President—Life Operations

(since 1999)

Senior Vice President—Life Operations (1998–1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President (since 1997 and 1987–1996)

Stuart H. Reese, Executive Vice President—Investments 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Executive Vice President—Investments (since 1999)

Director and Senior Vice President—Investments (1996–1999)

David L. Babson and Co. Inc.

President and Chief Executive Officer (since 1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Chief Executive Director—Investment Management (1997–1999)

Matthew Winter, Executive Vice President 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Executive Vice President (since 2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President (since 2001)

Senior Vice President (1998–2001)

Vice President (1996–1998)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Vice President (since 1999) and Treasurer (since 1997) Massachusetts Mutual Life Insurance Company Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Senior Vice President (since 1999) and Secretary (since 1988)

Massachusetts Mutual Life Insurance Company

Senior Vice President, Secretary and Deputy General Counsel (since 1999)

Vice President, Secretary and Deputy General Counsel (1999)

Vice President, Secretary and Associate General Counsel (1998–1999)

Vice President, Associate Secretary and Associate General Counsel (1996–1998)

2

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

D. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

E. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

3.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

4.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

5.) Diversified Insurance Services of America, Inc., a Hawaiian corporation which operates as an insurance broker.

b.	MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.	MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b.	9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

1

c.	1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company—99%)

4.	Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5.	DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Company—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

d.) FITech Asset Management, L.P. (“AM”) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (David L. Babson & Company Inc. is a limited partner in DP with a controlling interest—58%).

e.) FITech Domestic Partners, LLC (“DP”) is a Delaware LLC that is the general partner of the Fund. (David L. Babson & Company Inc. owns a controlling interest—58%—of DP.)

f.) Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

6.	Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Company—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

2

e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

h.) OFI Private Investments, Inc. is a New York based registeredinvestment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

i.) OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

j.) OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

2.) Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

4.) Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.	CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11.	MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12.	Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

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13.	MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.) MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b.	MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

c.	MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual International, Inc. —99.9%)

d.	MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

e.	MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

f.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

g.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

h.	MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

i.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

j.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. —99.5%)

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1.) MassMutual Shuno Company, a Japanese premium collection service provider.

2.) MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company—35%; MassMutual Life Insurance Company—10%.)

14.	MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

15.	MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

F. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G. The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

H. MassMutual Owners Association, Inc., a Massachusetts company which is authorized to conduct sales and marketing operations.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

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Item 30. Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Gregory M. Williams	President (10/18/02)	One Monarch Place
	CEO (10/18/02)	1414 Main Street
	Main OSJ Supervisor (10/18/02)	Springfield, MA 01144-1013

Margaret Sperry	Member Representative	1295 State Street
	Massachusetts Mutual	Springfield, MA 01111
Life Insurance Co.(5/1/96)
MassMutual Holding Co. (11/2001)

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Michael L. Kerley	Vice President,	1295 State Street
	Assistant Secretary (5/1/96)	Springfield, MA 01111
Chief Legal Officer (4/25/2000)

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street
Springfield, MA 01111

Daniel A. Raymond	Vice President, Finance & Operations (02/14/03)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Jeffrey Losito	Second Vice President (08/10/2001)	5281 Caminito Exquisito
San Diego, CA 92130

Michele G. Lattanzio	Treasurer (09/27/02)	One Monarch Place
	Vice President (09/27/02)	1414 Main Street
Springfield, MA 01144-1013

Frank A. Stellato	Assistant Treasurer (02/14/03)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street
Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer (05/06/02)	1295 State Street
Springfield, MA 01111

Ann F. Lomeli	Secretary (11/94)	1295 State Street
Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Marilyn A. Sponzo	Chief Compliance Officer (02/14/03)	1295 State Street Springfield, MA 01111

Christine L. Swanson	Registration Manager (02/14/2003)	1295 State Street Springfield, MA 01111

Timothy L. Plankey	Entity Contracting Officer (04/15/2003)	1295 State Street
Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and	140 Garden Street
	Hartford OSJ Supervisor (06/18/2001)	Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street
	(12/22/97)	Hartford, CT 06154

David W. O'Leary	Variable Annuity Supervisor (06/18/2001)	140 Garden Street
Hartford, CT 06154

Cynthia W. Hibert	Continuing Education Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Daniel M. Colarusso	Technology Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

(c)

Name of Principal Underwriter	Net Underwriting Commissions	Other Compensation
MML Distributors, LLC	$1,245,433[1]	$10,000.00[2]

[1]	Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. During January 1, 2002 through December 31, 2002, commissions paid were $1,245,433.

[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2002 was $10,000.

Item 32. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 33. Management Services

Not Applicable

Item 34 Fee Representation

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

C.M. Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 7 to Registration Statement No. 333-88493 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to Registration Statement No. 333-88493 to be signed on its behalf by the undersigned, duly authorized in the City of Hartford and the State of Connecticut on the 24th day of April, 2003.

C.M LIFE VARIABLE LIFE SEPARATE ACCOUNT I

C.M LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ Robert J. O’Connell*
Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer C.M. Life Insurance Company

/s/ Richard M. Howe	On April 24, 2003, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 7 to Registration Statement No. 333-88493 has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	April 24, 2003

/s/ HOWARD GUNTON** Howard Gunton	Director, Executive Vice President and Chief Financial Officer	April 24, 2003

/s/ BRENT NELSON* Brent Nelson	Sr. Vice President and Controller (Principal Accounting Officer)	April 24, 2003

/s/ LAWRENCE V. BURKETT, JR.* Lawrence V. Burkett, Jr.	Director	April 24, 2003

/s/ ISADORE JERMYN* Isadore Jermyn	Director	April 24, 2003

/s/ EFREM MARDER* Efrem Marder	Director	April 24, 2003

/s/ RICHARD M. HOWE *Richard M. Howe	on April 24, 2003, as Attorney-in-Fact pursuant to powers of attorney.

/s/ MICHELE M. ONETO **Michele M. Oneto	on April 24, 2003, as Attorney-in-Fact pursuant to power of attorney incorporated by reference.

INDEX TO EXHIBITS

Exhibit	(k)	Opinion and Consent of Counsel as to the legality of the securities being registered.

Exhibit	(n)	i. Independent Auditors’ Consent, Deloitte & Touche LLP.

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